UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a‑101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☐	Soliciting Material under §240.14a‑12

READY CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 10,  2019

To the Stockholders of Ready Capital Corporation:

The 2019 annual meeting of stockholders (or the “Annual Meeting”) of Ready Capital Corporation, a Maryland corporation (or the “Company”), will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York, on July 10, 2019, at 10:00 am Eastern Daylight Time, to consider and vote on the following matters:

(1)The election of seven directors to serve on our board of directors until our 2020 annual meeting of stockholders and until their respective successors are duly elected and qualify;

(2)The ratification of the appointment of Deloitte and Touche LLP as our independent registered public accounting firm for the 2019 fiscal year;

(3)The resolution to approve, on an advisory basis, the compensation of our named executive officers, as more fully described in the accompanying proxy statement;

(4)The advisory proposal regarding the frequency of future stockholder advisory votes on the compensation of our named executive officers; and

(5)The transaction of such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

Pursuant to rules adopted by the Securities and Exchange Commission, we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (or the Notice) to our holders of record of our common stock, par value $0.0001 per share (or Common Stock) as of the close of business on May 28,  2019 (or the Record Date). The Notice contains instructions for your use of this process, including how to access our proxy statement and annual report over the Internet, how to authorize your proxy to vote online and how to request a paper copy of the proxy statement and annual report.

If you are unable to attend the Annual Meeting in person, it is very important that your shares be represented and voted at the meeting. You may authorize your proxy to vote your shares over the Internet as described in the Notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card in the self-addressed stamped envelope provided. You may also authorize a proxy by telephone as described in your proxy card. If you authorize a proxy over the Internet, by mail or by telephone prior to the Annual Meeting, you may nevertheless revoke your proxy and cast your vote personally at the meeting.

If you hold shares of Common Stock, in “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares of Common Stock.

Your proxy is being solicited by our board of directors. Our board of directors recommends that you vote FOR the election of the nominees listed in the accompanying proxy statement to serve on our board of directors until our 2020 annual meeting of stockholders and until their respective successors are duly elected and qualify, FOR the ratification of Deloitte and Touche LLP as our independent registered public accounting firm for the 2019 fiscal year, FOR the resolution to approve, on an advisory basis, the compensation of our named executive officers, and FOR, on an advisory basis, a frequency of “1 YEAR” for future advisory votes on the compensation of our Named Executive Officers.

By Order of our Board of Directors,

/s/ Andrew Ahlborn
Andrew Ahlborn
Secretary

New York, New York

April 30,  2019

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held July 10,  2019.  The Proxy Statement and our 2018 Annual Report to Stockholders are available on our website at http://www.readycapital.com.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY  10,  2019

This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by and on behalf of the board of directors of Ready Capital Corporation, a Maryland corporation (or the “Company,” “we,” “our” or “us”), for use at our 2019 annual meeting of stockholders (or the “Annual Meeting”) to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York, on July 10, 2019, at 10:00 am Eastern Daylight Time, or at any postponement or  adjournment thereof.

Pursuant to the rules adopted by the Securities and Exchange Commission (or the “SEC”), we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (or the “Notice”) to our holders of record of our common stock, par value $0.0001 per share (or “Common Stock”) as of the close of business on May 28, 2019 (or the “Record Date”). We believe that posting these materials on the Internet enables us to provide stockholders with the information that they need more quickly. It also lowers our costs of printing and delivering these materials and reduces the environmental impact of our Annual Meeting. The Notice and this proxy statement summarize the information you need to know to vote by proxy or in person at the annual meeting.

If you are a registered holder of shares of Common Stock, as of the close of business on the Record Date, the Notice will be sent directly to you and you may vote your shares of Common Stock in person at the Annual Meeting or by proxy. If you hold shares of Common Stock in “street name” through a broker or other financial institution the Notice was forwarded to you by such intermediary and, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares of Common Stock.

Shares of Common Stock represented by properly submitted proxies received by us at or prior to the Annual Meeting will be voted according to the instructions specified on such proxies. Any stockholder of record submitting a proxy retains the power to revoke such proxy at any time prior to its exercise at the Annual Meeting by (i) delivering at or prior to the Annual Meeting a written notice of revocation to Andrew Ahlborn, our Secretary, at Ready Capital Corporation, 1140 Avenue of the Americas, 7th Floor, New York, New York 10036, (ii) submitting a later dated proxy or (iii) voting in person at the Annual Meeting. Attending the Annual Meeting will not automatically revoke a stockholder’s previously submitted proxy unless such stockholder votes in person at the Annual Meeting. If a proxy is properly authorized without specifying any voting instructions and not revoked prior to the Annual Meeting, the shares of Common Stock represented by such proxy will be voted FOR the election of all of the nominees named in this Proxy Statement as directors to serve on our board of directors until our 2020 annual meeting of stockholders and until their successors are duly elected and qualify, FOR the ratification of the appointment of Deloitte and Touche LLP as our independent registered public accounting firm for the 2019 fiscal year, FOR the resolution to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement, and FOR, on an advisory basis, a frequency of “1 YEAR” for future advisory votes on the compensation of our named executive officers. If you hold your shares in street name and do not give your broker or nominee specific voting instructions on the election of directors, the resolution to approve, on an advisory basis, the compensation of our named executive officers, or the advisory proposal regarding the frequency of future stockholder advisory votes on the compensation of our named executive officers, your shares will not be voted on those items, and a broker non‑vote will occur, with such broker non‑vote having no effect on the voting results for such items. As to any other business which may properly come before the Annual Meeting or any postponements or adjournments thereof, the persons named as proxy holders on your proxy card will vote the shares of Common Stock represented by properly submitted proxies in their discretion.

This Proxy Statement, the Notice of Annual Meeting of Stockholders and the related proxy card are first being sent or made available to stockholders on or about April 30,  2019.

CONTENTS

Page

ANNUAL REPORT	1
VOTING SECURITIES AND RECORD DATE	2
1. ELECTION OF DIRECTORS	3
2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	6
BOARD AND COMMITTEE MATTERS	7
COMPENSATION OF INDEPENDENT DIRECTORS	10
CORPORATE GOVERNANCE	11
INFORMATION REGARDING OUR EXECUTIVE OFFICERS	15
EXECUTIVE COMPENSATION	16
3. ADVISORY APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	25
4. ADVISORY PROPOSAL ON WHETHER THE STOCKHOLDER ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS WILL OCCUR EVERY ONE, TWO OR THREE YEARS	26
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	27
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	28
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	31
OTHER MATTERS	32
SUBMISSION OF STOCKHOLDER PROPOSALS	32
DELIVERY OF MATERIALS	33
HOUSEHOLDING OF PROXY MATERIALS	33

MISCELLANEOUS	34

ANNUAL REPORT

This Proxy Statement is accompanied by our Annual Report to Stockholders for the year ended December 31, 2018, including financial statements audited by Deloitte and Touche LLP, our independent registered public accounting firm, and their report thereon, dated March 13,  2019.

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VOTING SECURITIES AND RECORD DATE

Stockholders will be entitled to cast one vote for each share of Common Stock held of record at the close of business on the Record Date with respect to (i) the election of seven directors to serve on our board of directors until our 2020 annual meeting of stockholders and until their successors are duly elected and qualify, (ii) the ratification of the appointment of Deloitte and Touche LLP as our independent registered public accounting firm for the 2019 fiscal year,(iii) the resolution to approve, on an advisory basis, the compensation of our named executive officers, (iv) the advisory proposal regarding the frequency of future stockholder advisory votes on the compensation of our named executive officers, and (v) any other proposal for stockholder action that may properly come before the Annual Meeting or any postponement or adjournment thereof.

The presence, in person or by proxy, of holders of Common Stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting on any matter shall constitute a quorum. Abstentions and broker non‑votes are each included in the determination of the number of shares represented at the Annual Meeting for the purpose of determining whether a quorum is present. A broker non‑vote occurs when a nominee holding shares for a beneficial owner (i.e. a broker) delivers a properly authorized proxy but does not vote on a particular proposal because such nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner. Under the rules of the New York Stock Exchange (or “NYSE”), the only item to be acted upon at the Annual Meeting with respect to which a broker or nominee will be permitted to exercise voting discretion is the ratification of the appointment of Deloitte and Touche LLP as our independent registered public accounting firm for the 2019 fiscal year. Therefore, if you hold your shares in street name and do not give your broker or nominee specific voting instructions on the election of directors, the resolution to approve, on an advisory basis, the compensation of our named executive officers, or the advisory proposal regarding the frequency of future stockholder advisory votes on the compensation of our named executive officers, your shares will not be voted on those items, and a broker non‑vote will occur. Broker non‑votes will have no effect on the voting results for such items. Abstentions will have no effect on the voting results for any of the proposals.

The disposition of business scheduled to come before the Annual Meeting, assuming a quorum is present, will require the following affirmative votes:  (i) for the election of a director, a plurality of all the votes cast in the election of directors at the Annual Meeting; (ii) for the ratification of the appointment of our independent registered public accounting firm, a majority of all the votes cast on the proposal; (iii) for the resolution to approve, on an advisory basis, the compensation of our named executive officers, a majority of all votes cast on the proposal; and (iv) for the advisory proposal regarding the frequency of future advisory votes on the compensation of our named executive officers, the alternative receiving a majority of all the votes cast on the proposal. If no frequency receives the affirmative vote of a majority of the votes cast on the proposal, our board of directors intends to regard the frequency receiving the greatest number of votes as the recommendation of our stockholders.  Our board of directors knows of no other matters that may properly be brought before the Annual Meeting. If other matters are properly introduced, the persons named in the proxy as the proxy holders will vote on such matters in their discretion.

As of April 30, 2019, we have 44,591,724 shares of Common Stock outstanding (which includes 177,891 shares of unvested restricted Common Stock). Each share of Common Stock held on the Record Date entitles its holder to one vote.

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1. ELECTION OF DIRECTORS

Board of Directors

Our current board of directors is comprised of seven members. Our board of directors has determined that five of its members are independent directors pursuant to the listing standards for independence of the NYSE. Our bylaws (or “Bylaws”) provide that a majority of the entire board of directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law (or “MGCL”) nor more than 15, unless our Bylaws are amended. In accordance with our charter and our Bylaws, each director holds office until our next annual meeting of stockholders and until his or her successor has been duly elected and qualifies, or until the director’s earlier resignation, death or removal.

The following sets forth certain information with respect to our directors:

Name	Age	Position Held
Thomas E. Capasse	62	Chairman of the Company Board of Directors and Chief Executive Officer
Jack J. Ross	61	President
Frank P. Filipps	71	Independent Director
David L. Holman	71	Independent Director
Gilbert E. Nathan	39	Independent Director
J. Mitchell Reese	59	Independent Director
Todd M. Sinai	49	Independent Director

Information Regarding the Nominees for Re‑Election as Directors

Thomas E. Capasse

Mr. Capasse serves as the Chairman of our board of directors and Chief Executive Officer. Mr. Capasse is a Manager and co-founder of Waterfall Asset Management, LLC (or our “Manager”). Prior to founding Waterfall, Mr. Capasse managed the principal finance groups at Greenwich Capital from 1995 until 1997, Nomura Securities from 1997 until 2001, and Macquarie Securities from 2001 until 2004. Mr. Capasse has significant and long-standing experience in the securitization market as a founding member of Merrill Lynch’s ABS Group (1983 – 1994) with a focus on mortgage backed securities (or “MBS”) transactions (including the initial Subprime Mortgage and Manufactured Housing ABS) and experience in many other ABS sectors. Mr. Capasse began his career as a fixed income analyst at Dean Witter and Bank of Boston. Mr. Capasse received a Bachelor of Arts degree in Economics from Bowdoin College in 1979.

Mr. Capasse is well qualified to serve as a director due to his institutional knowledge with respect to our Company and his significant experience in the securitization market and as a co-founder of our Manager.

Jack J. Ross

Mr. Ross serves as our President and as a member of our board of directors. Mr. Ross is a Manager and co-founder of our Manager. Prior to founding our Manager in January 2005, Mr. Ross was the founder of Licent Capital, a specialty broker/ dealer for intellectual property securitization. From 1987 until 1999, Mr. Ross was employed by Merrill Lynch where he managed the real estate finance and ABS groups. Mr. Ross began his career at Drexel Burnham Lambert where he worked on several of the early ABS transactions and at Laventhol & Horwath where he served as a senior auditor. Mr. Ross received a Masters of Business Administration degree in Finance with distinction from the University of Pennsylvania’s Wharton School of Business in 1984 and a Bachelor of Science degree in Accounting, cum laude, from the State University of New York at Buffalo in 1978.

Mr. Ross is well qualified to serve as a director due to his significant experience in the securitization market and as a co-founder of our Manager.

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Frank P. Filipps

Mr. Filipps is one of our independent directors. He has served since 1995 as a director and chairman of the audit committee of Impac Mortgage Holdings, Inc. (NYSE: IMH) and has served since February 2013 as a director of Orchid Island Capital Corp (NYSE: ORC). From March 2002 to December 2014, Mr. Filipps was a director of Primus Guaranty Limited (NYSE: PRS) and from 2010 to December 2014 he was a director, member of the audit committee and chairman of the compensation committee of Fortegra Financial (NYSE: FRF). From April 2005 to July 2008, Mr. Filipps was Chairman and Chief Executive Officer of Clayton Holdings, Inc. From 1995 to 2005, Mr. Filipps was Chairman, Chief Executive Officer and a Director of Radian Group Inc. Mr. Filipps began his career at Radian in 1992 as Senior Vice President and Chief Financial Officer. In 1994, he was promoted to Executive Vice President and Chief Operating Officer and in 1995 he was named President, Chief Executive Officer and Director. From 1975 to 1992, Mr. Filipps was at American International Group where he served in a number of executive, financial and investment management positions. Mr. Filipps holds a Master of Business Administration degree in corporate finance and international business from the Stern School of Business at New York University and a Bachelor of Arts degree in Economics from Rutgers University in 1969.

We believe that Mr. Filipps is well qualified to serve as a director due to his experience in public and private company governance and his financial experience and knowledge.

David Holman

Mr. Holman is one of our independent directors. He was formerly a 27-year partner with the public accounting firm Ernst & Young LLP, in a career spanning over 40 years with the firm. His most recent position with Ernst & Young was in the National Office in New York City where he served for eight years as the Americas Director of Accounting Standards. Previously, he served as the firm’s Director of Accounting & Auditing for the Insurance and Financial Services Industries from 1995 through 2001. During his tenure with Ernst & Young, he also served on the American Institute of Certified Public Accountants (or AICPA) Financial Services Expert Panel, the AICPA Insurance Companies Committee, and several special task forces of these committees. Mr. Holman holds a Bachelor of Science degree in Accounting from Northern Illinois University.

We believe that Mr. Holman is well qualified to serve as a director due to his accounting expertise and industry experience.

Gilbert E. Nathan

Mr. Nathan is one of our independent directors. Mr. Nathan joined our board of directors in March 2019 following the completion of our merger transaction with Owens Realty Mortgage, Inc. (or “ORM”) and served on the board of directors of ORM prior to the merger transaction. He has served as the managing member and a director of Jackson Square Advisors LLC, a financial advisory and services firm since September 2015. Since August 2018 and until the completion of the sale to the Company, Mr. Nathan has served as a director of Owens Realty Mortgage, Inc., a middle market commercial real estate lender. He has also served as the liquidating trustee of BPZ Liquidating Trust for BPZ Resources, Inc. from November 2015 to May 2017. Since June 2018, Mr. Nathan has served as a board member of Hercules Offshore Liquidating Trust for Hercules Offshore, Inc. From November 2015 to July 2017, he served as a director of Emergent Capital, Inc. (NYSE: EMG), a specialty finance company. From July 2013 to August 2015, Mr. Nathan was a senior analyst with Candlewood Investment Group, an investment firm, and prior to that, he was a principal with Restoration Capital Management from 2002 to 2012. Mr. Nathan earned a Bachelor's degree in Management from Tulane University in 2001.

We believe that Mr. Nathan is well qualified to serve as a director due to his industry technical expertise and knowledge of financial markets.

J. Mitchell Reese

Mr. Reese is one of our independent directors. He has been the Managing Member of Cintra Capital LLC since June 2001. Prior to founding Cintra, he was a managing director of The Carlyle Group, a private equity firm that manages over $176 billion, where he headed the firm’s U.S. venture capital fund. Previously, Mr. Reese was a managing director

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of Morgan Keegan & Company, where he served on the board of directors and was head of the mergers and Acquisitions Group, co-head of Investment Banking, and president of the firm’s Merchant Banking subsidiary. He served as a Director of Oxford Finance Corporation, a specialty finance company, from 2002 to 2004. He graduated cum laude with a Bachelor of Arts from Harvard College in 1982 and received an M.B.A. from Harvard Business School in 1986.

We believe that Mr. Reese is well qualified to serve as a director due to his extensive experience in the financial services industry, business leadership and knowledge of financial markets.

Todd M. Sinai

Mr. Sinai is one of our independent directors. He is the David B. Ford Professor of Real Estate and Business Economics and Public Policy at The University of Pennsylvania — The Wharton School, where he has been a member of the faculty since 1997. Dr. Sinai has particular expertise in commercial real estate and real estate investment trusts, real estate and public economics, risk and pricing in real estate markets, taxation of real estate and capital gains. Dr. Sinai received a Ph.D. in Economics from the Massachusetts Institute of Technology in 1997 and a Bachelor of Arts degree in Economics and Mathematics from Yale University in 1992.

We believe that Mr. Sinai is well qualified to serve as a director due to his industry technical expertise and knowledge of financial markets.

Our board of directors recommends a vote FOR the re-election of Messrs. Capasse, Ross, Filipps, Holman, Nathan, Reese and Sinai as directors.

A plurality of all of the votes cast on the proposal at the Annual Meeting duly called and at which a quorum is present is necessary to elect a director. Proxies solicited by our board of directors will be voted FOR Messrs. Capasse, Ross, Filipps, Holman, Nathan, Reese and Sinai as directors, unless otherwise instructed. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

In accordance with our charter and Bylaws, any vacancies occurring on our board of directors, including vacancies occurring as a result of the death, resignation, or removal of a director, or due to an increase in the size of our board of directors, may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies.

There is no familial relationship among any of the members of our board of directors or executive officers. See “Corporate Governance—Director Independence.”

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2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Our board of directors is requesting that our stockholders ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm. However, our board of directors is submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. In the event that ratification of this appointment of independent registered public accounting firm is not approved at the Annual Meeting, the Audit Committee will review its future selection of our independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will be provided with an opportunity to make a statement if so desired and to respond to appropriate inquiries from stockholders.

Independent Registered Public Accounting Firm Fees

The following table summarizes the aggregate fees (including related expenses) billed to us for professional services provided by Deloitte & Touche LLP, as applicable for the fiscal year ended December 31, 2018 and for the fiscal year ended December 31, 2017.

	For the Fiscal Year	For the Fiscal Year
	Ended	Ended
Fee Type	December 31, 2018	December 31, 2017
Audit Fees (1)	$1,730,000	$1,760,000
Tax Fees (2)	11,247	227,220
All Other Fees (3)	481,700	161,700
Total Fees	$2,222,947	$2,148,920

(1)  Audit Fees primarily represent, for the calendar years ended December 31, 2018 and 2017, fees for the audits and quarterly reviews of the consolidated financial statements filed with the SEC in annual reports on Form 10-K and quarterly reports on Form 10-Q, as well as work generally only the independent registered public accounting firm can be reasonably expected to provide, such as statutory audits and issuances of consent and comfort letters included in documents filed with the SEC.

(2) Tax Fees primarily represent, for the calendar years ended December 31, 2018 and 2017, fees for professional services for tax compliance, tax advice and tax planning.

(3)  All Other Fees primarily represent, for the calendar years ended December 31, 2018 and 2017, fees in connection with due diligence, agreed upon procedures and transactions completed or contemplated during the years.

The Audit Committee’s charter provides that the Audit Committee shall review and pre-approve the engagement fees and the terms of all auditing and non-auditing services to be provided by the Company’s external auditors and evaluate the effect thereof on the independence of the external auditors. All audit and tax services provided to us were reviewed and pre-approved by the Audit Committee, which concluded that the provision of such services by Deloitte & Touche LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Our board of directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2019 fiscal year.

A majority of all of the votes cast on this proposal at the Annual Meeting duly called and at which a quorum is present is required for its approval.  Proxies solicited by our board of directors will be voted FOR this proposal, unless otherwise instructed.  Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

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BOARD AND COMMITTEE MATTERS

Board of Directors

Our board of directors is responsible for overseeing our affairs. Our board of directors may conduct its business through meetings and actions taken by written consent in lieu of meetings. During the year ended December 31, 2018, our board of directors held sixteen meetings. All of our directors attended at least 75% of the meetings of our board of directors and of the committees of our board of directors on which they served during 2018 (during the periods that they served). All of the directors then serving on our board of directors attended our 2018 annual meeting of stockholders. Our board of directors has adopted Corporate Governance Guidelines that address significant issues of corporate governance and set forth procedures by which our board of directors carries out its responsibilities (or the “Guidelines”) and the Guidelines encourage and promote the attendance by each director at all scheduled meetings of our board of directors and all meetings of our stockholders.

Committees of our Board of Directors

Our board of directors has three standing committees:  the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.  Each of these committees has a written charter approved by our board of directors.  A copy of each charter can be found on our website at www.readycapital.com.

The following sets forth certain information with respect to our committees:

Nominating and
		Compensation	Corporate Governance
Director	Audit Committee	Committee	Committee
Frank P. Filipps	✓*	✓
David L. Holman	✓		✓
Gilbert E. Nathan	✓	✓
J. Mitchell Reese		✓*	✓
Todd M. Sinai	✓		✓*
*Denotes chair.

The independent directors who, if re-elected, will serve on each committee following the Annual Meeting and a description of the principal responsibilities of each committee follows:

Audit Committee. Messrs. Filipps (Chair), Holman, Nathan and Sinai are the current members of the Audit Committee. Our board of directors has determined that all of the members of the Audit Committee are independent as required by the NYSE listing standards, SEC rules governing the qualifications of Audit Committee members, the Guidelines, the independence standards adopted by our board of directors, as permitted by the Guidelines (or the “Independence Standards”) and the written charter of the Audit Committee. Our Board of Directors has also determined, based on its qualitative assessment of their relevant levels of knowledge and business experience, (see “Election of Directors—Information Regarding the Nominees for Re-Election as Directors” for a description of Messrs. Filipps’, Holman’s, Nathan’s and Sinai’s respective backgrounds and experience), that Messrs. Filipps, Holman, Nathan and Sinai each are “financially literate” as required by the NYSE listing standards. In addition, our board of directors has determined that Mr. Filipps qualifies as an “Audit Committee financial expert” for purposes of, and as defined by, the SEC rules and has the requisite accounting or related financial management expertise required by NYSE listing standards. The Audit Committee, among other things, acts on behalf of our board of directors to discharge our board of directors’ responsibilities relating to our corporate accounting and reporting practices, the quality and integrity of our consolidated financial statements, our compliance with applicable legal and regulatory requirements, the performance, qualifications and independence of our external auditors, the staffing, performance, budget, responsibilities and qualifications of our internal audit function and reviewing its policies with respect to risk assessment and risk management. The Audit Committee is also responsible for reviewing with management and external auditors our interim and audited financial statements, as well as approving the filing of our interim financial statements, meeting with officers responsible for certifying our annual

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report on Form 10‑K or any quarterly report on Form 10-Q prior to any such certification and reviewing with such officers disclosures related to any significant deficiencies in the design or operation of internal controls. The Audit Committee is charged with periodically discussing with our external auditors such auditors’ judgments about the quality, not just the acceptability, of our accounting principles as applied in our consolidated financial statements. The specific responsibilities of the Audit Committee are set forth in its written charter.

Compensation Committee. Messrs. Reese (Chair), Filipps and Nathan are the current members of the Compensation Committee. Our board of directors has determined that all of the members of the Compensation Committee are independent as required by NYSE listing standards, the Guidelines, the Independence Standards and the written charter of the Compensation Committee. The Compensation Committee is responsible for, among other things, evaluating the performance of our Manager, reviewing the compensation and fees payable to our Manager under the management agreement between us and our Manager dated as of May 9, 2016, as amended from time to time (or the “Management Agreement”), preparing Compensation Committee reports, overseeing the activities of the individuals and committees responsible for administering our 2012 equity incentive plan and determining the level of equity based compensation, in consultation with our executive officers, payable to the personnel of our Manager pursuant to such plan. Because the Management Agreement provides that our Manager is responsible for managing our affairs, our officers (other than our newly hired Chief Operating Officer), who are employees of our Manager, do not receive cash compensation from us for serving as our officers, except that we pay the allocable share of the compensation of our Chief Financial Officer based on the percentage of his time spent managing our affairs and we pay the compensation of our newly Chief Operating Officer, who is an employee of ReadyCap Commercial, LLC (or “ReadyCap”).  To the extent that we become responsible for paying the compensation or any other employee benefits of the Chief Executive Officer, the Compensation Committee will review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the performance of the Chief Executive Officer in light of those goals and objectives, and determine the Chief Executive Officer’s compensation level based on this evaluation. The Compensation Committee consults with our Manager when recommending to our board of directors the level of awards under the 2012 Plan to be payable to the personnel of our Manager and our Manager’s affiliates.

Under the Management Agreement, we will reimburse our Manager for operating expenses related to us incurred by our Manager, including legal, accounting due diligence and other services. In addition, we may be required to pay our pro rata portion of rent, telephone, utilities, office furniture, machinery, and other office, internal and overhead expenses of our Manager and its affiliates required for our operations. The Compensation Committee is responsible for reviewing the information provided by our Manager to support the determination of our share of such costs. The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee. The specific responsibilities of the Compensation Committee are set forth in its written charter.

Nominating and Corporate Governance Committee. Messrs. Sinai (Chair), Holman, and Reese are current members of the Nominating and Corporate Governance Committee. Our board of directors has determined that all of the members of the Nominating and Corporate Governance Committee are independent as required by NYSE listing standards, the Guidelines, the Independence Standards and the written charter of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for, among other things, reviewing periodically and making recommendations to our board of directors on the range of qualifications that should be represented on our board of directors and eligibility criteria for individual board membership, as well as seeking, considering and recommending to our board of directors qualified candidates for election as directors and approving and recommending to the full board of directors the appointment of each of our directors. The Nominating and Corporate Governance Committee reviews and makes recommendations on matters involving the general operation of our board of directors and our corporate governance and annually recommends to our board of directors nominees for each committee of our board of directors. In addition, the committee annually facilitates the assessment of our board of directors’ performance as a whole and that of the individual directors and reports thereon to our board of directors. The specific responsibilities of the Nominating and Corporate Governance Committee are set forth in its written charter.

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Report of the Audit Committee

The Audit Committee has furnished the following report for the 2018 fiscal year:

The Audit Committee is responsible for monitoring the integrity of our consolidated financial statements, our system of internal controls, our risk management, the qualifications, independence and performance of our independent registered public accounting firm and our compliance with related legal and regulatory requirements. The Audit Committee has the sole authority and responsibility to select, determine the compensation of, evaluate and, when appropriate, replace our independent registered public accounting firm. The Audit Committee operates under a written charter adopted by our board of directors.

Management is primarily responsible for our financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. Deloitte & Touche LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our annual consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to oversee and review the financial reporting process. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or accounting principles generally accepted in the United States or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by our management and our independent registered public accounting firm.

The Audit Committee held four meetings in 2018. These meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and Deloitte & Touche LLP, our independent registered public accounting firm. At these meetings, among other things, the Audit Committee reviewed the consolidated financial statements contained in our quarterly and annual periodic reports, as applicable, as well as our earnings releases. In addition, the Audit Committee and management discussed with Deloitte & Touche LLP, an independent registered public accounting firm, the overall scope and plans for its audit.

At a meeting held subsequent to December 31, 2018, the Audit Committee reviewed and discussed with management and Deloitte & Touche LLP the audited consolidated financial statements for the period ended December 31, 2018, and the related report prepared by Deloitte & Touche LLP. The Audit Committee met with Deloitte & Touche LLP, with and without management present, to discuss the results of their examinations. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.

The Audit Committee also discussed with Deloitte & Touche LLP matters that independent accounting firms must discuss with audit committees under generally accepted auditing standards and standards of the Public Company Accounting Oversight Board (or “PCAOB”), including, among other things, matters related to the conduct of the audit of our consolidated financial statements and the matters required to be discussed by Auditing Standards No. 16: Communications with Audit Committees, which included a discussion of Deloitte & Touche LLP’s judgments about the quality (not just the acceptability) of our accounting principles as applied to financial reporting.

The Audit Committee also discussed with Deloitte & Touche LLP its independence from us. Deloitte & Touche LLP provided to the Audit Committee the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communication with audit committees concerning independence and represented that it is independent from us. The Audit Committee also received regular updates on the amount of fees and scope of audit and tax services provided by Deloitte & Touche LLP.

Based on the Audit Committee’s review and these meetings, discussions and reports, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in its written charter, the Audit Committee recommended to our board of directors that our audited consolidated financial statements for the fiscal year ended December 31, 2018 be included in our annual report on Form 10‑K filed with the SEC. The Audit Committee has also

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appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Frank P. Filipps, Chairperson
David L. Holman

Gilbert E. Nathan

Todd M. Sinai

The foregoing Report of the Audit Committee shall not be deemed under the Securities Act of 1933, as amended (or the “Securities Act”), or the Exchange Act, to be (i) “soliciting material” or “filed” or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

COMPENSATION OF INDEPENDENT DIRECTORS

We pay compensation for service as a director only to those directors who are independent under the NYSE listing standards. During the year ended December 31, 2018, each independent director received an annual cash director's fee of $60,000 and an annual equity award of $80,000 in value of restricted stock units (or “RSUs”) for services as a director.  In addition, the chair of the Audit Committee received an annual cash retainer of $20,000. The chairs of the Compensation and Nominating and Corporate Governance Committees received an additional cash retainer of $10,000 and $7,500, respectively. Committee members serving in a non-chairman role received an additional cash retainer of $5,000.  We reimbursed all members of our board of directors for their travel expenses incurred in connection with their attendance at full meetings of our board of directors and its committees.

Our independent directors are also generally eligible to receive RSUs, restricted Common Stock, options and other equity-based equity awards under our 2012 Plan.

The following table summarizes the annual compensation received by our independent directors for the period from January 1, 2018 through December 31, 2018.

Name	Fees Earned or Paid in Cash (1)		RSU Awards(2)		Total
Frank P. Filipps	$85,000		$80,000		$165,000
J. Mitchell Reese	75,000		80,000		155,000
Todd M. Sinai	72,500		80,000		152,500
David Holman	75,000		80,000		155,000
Gilbert Nathan(3)		-		-	-

(1)

Amounts in this column represent annual board fees and annual chair fees paid to independent directors in 2018.

(2)

The RSUs vest on a one-for-one basis for shares of our Common Stock in equal quarterly installments over a one year period. Dividend equivalent rights are to be paid on unvested RSUs at the same rate and at the same time as dividends on the Company’s Common Stock. For a discussion of dividend equivalent rights, see “Executive Compensation – 2012 Equity Incentive Plan and Other Matters – Awards Under the Plan – Dividend Equivalents.”

(3)

Mr. Nathan joined our board of directors in March 2019 following the completion of our merger transaction with ORM.

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CORPORATE GOVERNANCE

Role of our Board and Risk Oversight

Pursuant to our charter and Bylaws, our business and affairs are managed under the direction of our board of directors. Our board of directors has the responsibility for establishing broad corporate policies and for our overall performance and direction, but is not involved in our day-to-day operations. Members of our board of directors keep informed of our business by participating in meetings of our board of directors and its committees, by reviewing analyses, reports and other materials provided to them and through discussions with our Manager and our executive officers.

In connection with their oversight of risk to our business, our board of directors and the Audit Committee consider feedback from our Manager concerning the risks related to our business, operations and strategies. The Audit Committee discusses and reviews policies with respect to our risk assessment and risk management, including guidelines and policies to govern the process by which risk assessment and risk management is undertaken, the adequacy of our insurance coverage, our interest rate risk management, our counterparty and credit risks, our capital availability and refinancing risks. Our Manager regularly reports to our board of directors on our leverage policies, our asset origination and acquisition processes, any asset impairments and our qualification as a REIT and whether we remain excluded from registration as an investment company under the Investment Company Act of 1940, as amended. Members of our board of directors routinely meet with our Manager and our executive officers, as appropriate, in connection with their consideration of matters submitted for the approval of our board of directors and the risks associated with such matters.

Our board of directors believes that its composition protects stockholder interests and provides sufficient independent oversight of our Manager. A majority of our current directors are “independent” under NYSE standards, as more fully described elsewhere in this Proxy Statement. The independent directors intend to meet separately from the personnel of our Manager on at least a quarterly basis and are very active in the oversight of our Company. The independent directors oversee such critical matters as the integrity of our financial statements, the evaluation and compensation of our Manager and the selection and evaluation of directors.

Each independent director has the ability to add items to the agenda of board of directors meetings or raise subjects for discussion that are not on the agenda for that meeting. In addition, our board of directors and each board of directors committee have complete and open access to our Manager and its officers, employees and other personnel who support our Manager in providing services to us under the Management Agreement.

Our board of directors believes that its majority independent composition, and the roles that our independent directors perform, provided effective corporate governance at the board of directors level and independent oversight of both our board of directors and our Manager. Our board believes that current governance structure, when combined with the functioning of the independent director component of our board of directors and our overall corporate governance structure, strikes an appropriate balance between strong and consistent leadership and independent oversight of our business and affairs.

Code of Conduct and Ethics

Our board of directors has adopted a Code of Conduct and Ethics (or the “Code of Conduct and Ethics”). Our Code of Conduct and Ethics applies to our officers, directors, employees, and independent contractors and to our Manager’s officers, directors and employees. Among other matters, our Code of Conduct and Ethics is designed to deter wrongdoing and promote:

•honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

•full, fair, accurate, timely and understandable disclosure in our public communications;

•compliance with applicable governmental laws, rules and regulations;

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•prompt internal reporting of violations of the Code of Conduct and Ethics to appropriate persons identified in the code; and

•accountability for adherence to the Code of Conduct and Ethics.

Any waiver of the Code of Conduct and Ethics for our executive officers or directors may be made only by our board of directors or one of its committees and will be promptly disclosed if and to the extent required by law or stock exchange regulations.

The Code of Conduct and Ethics is available for viewing on our website at www.readycapital.com.

Corporate Governance Guidelines

Our board of directors has adopted the Guidelines. Among the areas addressed by the Guidelines are the composition of our board of directors, its functions and responsibilities, its standing committees, director qualification standards, access to management and independent advisors, director compensation, management succession, director orientation and continuing education and the annual performance evaluation and review of our board of directors and committees. The Guidelines are available for viewing on our website at www.readycapital.com.

Director Independence

The Guidelines provide that a majority of the directors serving on our board of directors must be independent as required by NYSE listing standards. In addition, as permitted under the Guidelines, our board of directors has included within our Independence Standards the NYSE’s independence standards to assist it in making determinations with respect to the independence of directors. The Independence Standards are available for viewing on our website at www.readycapital.com. Based upon its review of all relevant facts and circumstances, our board of directors has affirmatively determined that five of our seven current directors—Frank P. Filipps, David Holman, Gilbert E. Nathan, J. Mitchell Reese and Todd M. Sinai—qualify as independent directors under the NYSE listing standards and the Independence Standards.

Review, Approval or Ratification of Transactions with Related Persons

We do not have a policy that expressly prohibits our directors, officers, security holders and affiliates from engaging for their own account in business activities of the types conducted by us. However, our Code of Conduct and Ethics contains a conflicts of interest policy that prohibits our directors, officers and employees from engaging in any transaction that involves an actual conflict of interest with us as determined by a majority of our directors. Additionally, we will not purchase any assets from, or issued by, certain other funds and managed accounts for which our Manager serves as the investment adviser or any entity managed by our Manager or our Manager’s affiliates, or sell any asset to any such entity without the consent of a majority of our board of directors, including a majority of our independent directors. See “Certain Relationships and Related Transactions—Conflicts of Interest and Related Party Transactions.”

Identification of Director Candidates

The Nominating and Corporate Governance Committee is responsible, pursuant to the Guidelines and its charter, for identifying director candidates for our board of directors and for recommending director candidates to our board of directors for consideration as nominees to stand for election at our annual meetings of stockholders. Director candidates are recommended for nomination for election as directors in accordance with the procedures set forth in the charter of the Nominating and Corporate Governance Committee.

We seek highly qualified director candidates from diverse business, professional and educational backgrounds who combine a broad spectrum of experience and expertise with a reputation for the highest personal and professional ethics, integrity and values. The Nominating and Corporate Governance Committee periodically reviews the appropriate skills and characteristics required for our directors in the context of the current composition of our board of directors, operating requirements and the long-term interest of our stockholders. In accordance with the Guidelines, directors should possess the highest personal and professional ethics, integrity and values, exercise good business judgment and be committed to representing our long-term interest and those of our stockholders and have an inquisitive and objective perspective,

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practical wisdom and mature judgment. The Nominating and Corporate Governance Committee reviews director candidates with the objective of assembling a slate of directors that can best fulfill and promote our goals and recommends director candidates based upon contributions they can make to our board of directors and management, and their ability to represent our long-term interests and those of our stockholders.  One factor that our board of directors and the Nominating and Corporate Governance Committee consider is the importance to the Company of diversity in the board room, including gender diversity, and the contribution that directors with different work and life experiences and perspectives can bring to our strategic thinking and the manner in which our business and affairs are supervised by our board of directors.

Upon determining the need for additional or replacement board members, the Nominating and Corporate Governance Committee identifies director candidates and assesses such director candidates based upon information it receives in connection with the recommendation or otherwise possesses, which assessment may be supplemented by additional inquiries. In conducting this assessment, the Nominating and Corporate Governance Committee considers knowledge, experience, skills, diversity and such other factors as it deems appropriate in light of our current needs and those of our board of directors. The Nominating and Corporate Governance Committee may seek input on such director candidates from other directors, including the Chairman of our board of directors, and other personnel of our Manager and recommends director candidates to our board of directors for nomination. The Nominating and Corporate Governance Committee does not solicit director nominations, but it will consider recommendations by stockholders with respect to elections to be held at an annual meeting, so long as such recommendations are sent on a timely basis in accordance with the advanced notice procedures set forth in our Bylaws as described below and in accordance with applicable law. The Nominating and Corporate Governance Committee will evaluate nominees recommended by stockholders against the same criteria that it uses to evaluate other nominees. The Nominating and Corporate Governance Committee may, in its sole discretion, engage one or more search firms or other consultants, experts or professionals to assist in, among other things, identifying director candidates or gathering information regarding the background and experience of director candidates. If the Nominating and Corporate Governance Committee engages any such third party, the Nominating and Corporate Governance Committee will have sole authority to approve any fees or terms of retention relating to these services.

Our stockholders of record who comply with the advanced notice procedures set forth in our Bylaws may nominate candidates for election as directors in opposition to those identified by the Nominating and Corporate Governance Committee. Our Bylaws currently provide that any stockholder intending to nominate a director or present a stockholder proposal of other business for consideration at the 2019 annual meeting of stockholders must notify us in writing no earlier than the 150th day and not later than 5:00 p.m. Eastern Time, on the 120th day prior to the first anniversary of the date of the Proxy Statement for the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting with respect to which such notice is to be tendered is not held within 30 days before or after the anniversary of the date of the preceding year’s annual meeting of stockholders, to be timely, notice by the stockholder must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such meeting as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, to submit a director candidate for consideration for nomination at our 2019 annual meeting of stockholders, stockholders must submit the recommendation, in writing, by December 31, 2019, but in no event earlier than December 1,  2019. The written notice must set forth the information and include the materials required by our Bylaws. The advanced notice procedures set forth in our Bylaws do not affect the right of stockholders to request the inclusion of proposals in our Proxy Statement pursuant to SEC rules.    See “Submission of Stockholder Proposals” for information regarding providing timely notice of stockholder proposals under SEC rules.

Any such nomination should be sent to Andrew Ahlborn, our Secretary, at Ready Capital Corporation, 1140 Avenue of the Americas, 7th Floor, New York, New York 10036, and, to the extent applicable, must include the information and other materials required by our Bylaws.

Personal Loans to Executive Officers and Directors

We comply with, and operate in a manner consistent with, applicable law prohibiting extensions of credit in the form of personal loans to or for the benefit of our directors and executive officers.

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Director Attendance at Annual Meetings of Stockholders

We have scheduled a board meeting in conjunction with our annual meeting of stockholders and, as set forth in the Guidelines, our policy is to encourage and promote the attendance by each director at all scheduled meetings of our board of directors and all meetings of our stockholders.

Communications with our Board of Directors

Stockholders or other interested parties may communicate in writing with our directors, a committee of our board of directors, our independent directors as a group or our board of directors generally. Any such communications may be sent to our board of directors by U.S. mail or overnight delivery and should be directed to our Secretary at Ready Capital Corporation, 1140 Avenue of the Americas, 7th Floor, New York, New York 10036, who will forward them to the intended recipient(s). Any such communications may be made anonymously. Unsolicited advertisements, invitations to conferences or promotional materials, in the discretion of our Secretary, are not required, however, to be forwarded to the directors.

Executive Sessions of Independent Directors

The independent directors serving on our board of directors intend to meet in executive sessions at the conclusion of each regularly scheduled meeting of our board of directors, and additionally as needed, with the presence of any directors or other persons who are part of our management. These executive sessions of our board of directors will be presided over by the Chairman of the Audit Committee.

Corporate Governance Review

In overseeing our corporate policies and our overall performance and direction, our board of directors operates in what it believes are the long-term best interests of our Company and our stockholders. In operating under these principles, our board of directors regularly reviews our corporate governance structure and considers whether any changes are necessary or desirable. As part of this review, our board of directors has adopted a number of corporate governance guidelines to better align the interests of our directors with those of our stockholders. As part of this review, our board of directors also considered an amendment to our bylaws to allow our stockholders (without the concurrence of our board of directors) to implement bylaw amendments. After careful consideration of this matter, our board of directors concluded that it remains in the best interests of our Company if authority to amend our bylaws is vested exclusively in our board of directors as is permitted by Maryland law and which has been the case since our formation in 2013. This arrangement has served our interests well, our board of directors believes, because under Maryland law, our directors owe legal duties to our Company that require them to act with a reasonable belief that their actions are in the best interests of our Company. On the other hand, under Maryland law, generally, stockholders are not bound by any such legal duty and are permitted to take or to recommend actions that are in their own individual interests as stockholders without taking into account the broader interests of other stockholders or the interests of our Company. As a result of these factors, we believe that our directors are in the best position to consider possible future bylaw amendments (including those proposed by our stockholders in accordance with the provisions of our bylaws) and will adopt such amendments only after concluding that such amendments are in the best interests of our Company.

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INFORMATION REGARDING OUR EXECUTIVE OFFICERS

We are externally managed and advised by our Manager, Waterfall Asset Management, LLC.  We rely on our Manager to provide or obtain, on our behalf, the personnel and services necessary for us to conduct our business. Pursuant to the terms of our Management Agreement, our Manager and its affiliates provide us with our management team, including our Chief Executive Officer, Chief Financial Officer, and Chief Investment Officer, along with appropriate support personnel. All of the officers of the company are employees of Waterfall or its affiliates.

The following sets forth certain information with respect to our executive officers:

Name	Age	Position Held
Thomas E. Capasse	62	Chairman of the Company Board of Directors and Chief Executive Officer
Jack J. Ross	61	President and Director
Frederick C. Herbst	61	Chief Financial Officer
Thomas Buttacavoli	41	Chief Investment Officer
Gary T. Taylor	59	Chief Operating Officer

For the biography of Mr. Capasse and Mr. Ross, please see “Election of Directors—Information Regarding the Nominees for Re-Election as Directors.”

Frederick C. Herbst

Mr. Herbst currently serves as our Chief Financial Officer. Mr. Herbst also serves as a Managing Director of Waterfall. Prior to 2009, Mr. Herbst was Chief Financial Officer of Clayton Holdings, Inc., a publicly traded provider of analytics and due diligence services to participants in the mortgage industry. Prior to Clayton Holdings, he was Chief Financial Officer of Arbor Realty Trust, Inc., a publicly traded real estate investment trust, from 2003 until 2005, and of Arbor Commercial Mortgage, LLC from 1999 until 2005. Prior to joining Arbor, Mr. Herbst was Chief Financial Officer of The Hurst Companies, Inc., Controller with The Long Island Savings Bank, FSB, Vice President Finance with Eastern States Bankcard Association and a Senior Manager with Ernst & Young. Mr. Herbst received a Bachelor of Arts degree in Accounting from Wittenberg University in 1979. Mr. Herbst became a Certified Public Accountant in 1983.

Thomas Buttacavoli

Mr. Buttacavoli serves as our Chief Investment Officer and Portfolio Manager of our small balance commercial (or SBC) loan portfolio and is a Manager, a Managing Director and co-founder of Waterfall. Prior to joining Waterfall in 2005, Mr. Buttacavoli was a Structured Finance Analyst specializing in intellectual property securitization at Licent Capital. Prior to joining Licent Capital, he was a Strategic Planning Analyst at BNY Capital Markets. Mr. Buttacavoli started his career as a Financial Analyst within Merrill Lynch’s Partnership Finance Group. Mr. Buttacavoli received a Bachelor of Arts degree in Finance and Accounting from New York University’s Stern School of Business in 1999.

Gary T. Taylor

Mr. Taylor serves as our Chief Operating Officer. Prior to joining the Company, Mr. Taylor served as President and Chief Operating Officer of Newtek Business Credit from May 2015 to March 2019. From 2013 to 2015, Mr. Taylor was Managing Director at Brevet Capital Management, and before that he was Chief Operating Officer of CIT Small Business Lending from 2007 to 2013. Earlier in his career, Mr. Taylor held numerous roles within the financial services industry including Lehman Brothers, Moody's Investor Service, AT&T Capital Corporation, Resolution Trust Corporation, First Chicago Bank & Trust, and Chase Manhattan Bank. Mr. Taylor received a Bachelor of Science degree, with Honors, in Business from Florida A&M University.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This compensation discussion and analysis describes our compensation objectives and policies, including in relation to compensation received for the year ended December 31, 2018 by our named executive officers.  For the year ended December 31, 2018, our named executive officers (or our “Named Executive Officers”) were Thomas E. Capasse, our Chief Executive Officer, Jack J. Ross, our President, Frederick C. Herbst, our Chief Financial Officer, Thomas Buttacavoli, our Chief Investment Officer, and Carole A. Mortensen, who served as our Chief Operating Officer during the entirety of the 2018 fiscal year and until her resignation in February 2019.

We are managed by our Manager pursuant to the Management Agreement. Under the Management Agreement, we pay our Manager the management fees and the incentive distribution described in “Certain Relationships and Related Transactions—Management Agreement.”  Our Named Executive Officers are employees of our Manager and do not receive cash compensation from us for serving as our executive officers. In their capacities as officers or personnel of our Manager or its affiliates, they devote such portion of their time to our affairs as is necessary to enable our Company to effectively operate our business.

Because we are externally managed and because our Named Executive Officers are not our employees, our board of directors and the Compensation Committee do not set or determine the compensation that is paid by our Manager and its affiliates to these individuals.  Our Manager, in its discretion, determines the levels of base salary and cash incentive compensation earned by its professionals, including our Named Executive Officers, and whether and to what extent our Named Executive Officers are provided with pension, deferred compensation and awards under other employee benefit plans and programs.  In addition, we do not pay or reimburse our Manager for any portion of the compensation that is paid by our Manager and its affiliates to our Chief Executive Officer, our President or our Chief Investment Officer.  However, under the terms of the Management Agreement, we reimburse our Manager for (i) the allocable share of the compensation of our Chief Financial Officer and (ii) the allocable share of the compensation of other personnel, such as our Chief Operating Officer, hired by our Manager who are dedicated primarily to us based on the percentage of time spent managing our affairs.  During the year ended December 31, 2018, our Chief Financial Officer and our Chief Operating Officer were exclusively dedicated to our affairs and, accordingly, all of the compensation paid by our Manager to these individuals was allocable to us.  For the year ended December 31, 2018, the total amount of compensation of Mr. Herbst, our Chief Financial Officer, paid by our Manager that was allocable to us was $247,500.  For the year ended December 31, 2018, the total amount of compensation of Ms. Mortensen, our former Chief Operating Officer, paid by our Manager that was allocable to us was $235,000.

Executive Compensation Paid by our Manager and its Affiliates

Our Named Executive Officers are employees of our Manager and are compensated by our Manager and its affiliates under compensation arrangements made with our Manager and its affiliates. Our Manager’s compensation philosophy is to seek to align the interests of its professionals with those of its investors and investors in the vehicles that it manages, including us.  In setting compensation for its professionals, including our Named Executive Officers, our Manager takes into consideration various factors in determining the total compensation payable to its professionals including the type, scope and level of responsibility of the professional, competitive market dynamics, the individual contributions made by the professional to the success of our Manager and the vehicles it manages, including us, and corporate citizenship exhibited by the professional.  With regard to the compensation that was paid by our Manager to our Named Executive Officers, our Manager also took into account the contributions made by these individuals to our success and growth during 2018, including the negotiation and structuring of our merger transaction with ORM, several capital raising transactions, the strengthening of our balance sheet, diversification of our investor base, and risk management and investor relations activities.  While each of these principles and factors is considered by our Manager and its affiliates in making compensation decisions, our Manager did not attempt to rank or assign relative weight to any of the above factors but rather applied its judgment in considering them in their entirety.

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Under the terms of the Management Agreement, we reimburse our Manager for the allocable share of the compensation of our Chief Financial Officer and our Chief Operating Officer, each of whom was exclusively dedicated to our affairs during the year ended December 31, 2018.  For the year ended December 31, 2018, the total amount of compensation of Mr. Herbst, our Chief Financial Officer, paid by our Manager that was allocable to us was $247,500.  For the year ended December 31, 2018, the total amount of compensation of Ms. Mortensen, our former Chief Operating Officer, paid by our Manager that was allocable to us was $235,000.

We do not pay or reimburse our Manager for any portion of the compensation that is paid by our Manager and its affiliates to our other Named Executive Officers (Mr. Capasse, our Chief Executive Officer, Mr. Ross, our President or Mr. Buttacavoli, our Chief Investment Officer).  Messrs. Capasse, Ross and Buttacavoli, as non-reimbursed Named Executive Officers, receive compensation directly from our Manager and its affiliates in the form of salaries and, in the case of Mr. Buttacavoli, a bonus. The compensation paid by our Manager to Messrs. Capasse, Ross and Buttacavoli is derived in part from the management fee and incentive distribution we pay to the Manager and in part from various other revenue streams generated by our Manager and its affiliates in its ordinary course of operations as an asset manager.  Messrs. Capasse, Ross and Buttacavoli are also equity holders in our Manager and its affiliates and, accordingly, have an interest in the profits and losses of our Manager and its affiliates from these entities' past, present and future investments and businesses.  The profits and losses of our Manager and its affiliates vary each year and any allocations of such profits to the equity holders of our Manager and its affiliates, including Messrs. Capasse, Ross and Buttacavoli, are independent of the services they may provide to our Manager in supporting our business.

The Management Agreement does not require that any specified amount or percentage of the management fee or incentive distribution we pay to our Manager be allocated to our non-reimbursed Named Executive Officers.  However, our Manager estimates that the total compensation of Messrs. Capasse, Ross and Buttacavoli that was reasonably associated with their support of our Manager on behalf of our Company represented approximately 9% of the management fee paid and incentive distribution paid by us to our Manager in 2018.  Of this amount, our Manager estimates that, approximately 64% was fixed (i.e., annual base salary), and approximately 36% was variable or incentive pay (i.e., bonus).

Equity Compensation

The Compensation Committee has granted and may, from time to time, grant equity-based awards designed to align the interests of our Manager and the personnel of our Manager and our Manager’s affiliates who support our Manager in providing services to us under the Management Agreement with those of our stockholders, by allowing our Manager and personnel of our Manager and our Manager’s affiliates to share in the creation of value for our stockholders through stock appreciation and dividends. These equity-based awards, when granted, will be generally subject to vesting requirements designed to promote retention and to achieve strong performance for us. These awards further provide flexibility to us to enable our Manager to attract, motivate and retain talented individuals. We have adopted the 2012 Plan, which provides for the issuance of equity-based awards, including stock options, restricted shares of Common Stock, phantom shares, dividend equivalent rights, restricted limited partner profit interests (or “LTIP units”) and other restricted limited partnership units issued by Ready Capital Corporation (or our Operating Partnership) and other equity-based awards.

Our board of directors has delegated its administrative responsibilities under the 2012 Plan to the Compensation Committee. In its capacity as plan administrator, the Compensation Committee has the authority to make awards to our Manager, our directors and officers and the employees and other personnel of our Manager and our Manager’s affiliates who support our Manager in providing services to us under the Management Agreement, and to determine what form the awards will take and the terms and conditions of the awards.

Historically, we have not granted any awards under the 2012 Plan to our Chief Executive Officer, our President or our Chief Investment Officer as part of our compensation program.  Rather, under the terms of the Management Agreement, we pay 50% of the incentive distribution to our Manager in shares of our common stock and our Chief Executive Officer, our President or our Chief Investment Officer, as equity holders of our Manager, have an interest in the shares of common stock that we pay to our Manager in respect of the incentive distribution.  As part of our equity compensation program, we have made certain grants of awards to other personnel of our Manager who provide services to us, including our Chief Financial Officer and Chief Operating Officer, as described below under "-Equity Grants."

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The Compensation Committee will, on an ongoing basis, continue to examine and assess our executive compensation practices relative to our compensation philosophy and objectives, as well as competitive market practices, and will make or recommend to our board of directors modifications to the compensation programs, as deemed appropriate.  In March 2019, the Compensation Committee engaged FTI as its independent compensation consultant in respect of calendar year 2019 to assist the Compensation Committee in evaluating our equity compensation program for 2019.  FTI provided an analysis of guiding principles, competitive market trends, peer group pay practices, compensation strategy and other compensation considerations.  The Compensation Committee intends to continue to evaluate and develop our equity compensation framework during 2019, which may include the introduction quantitative criteria and weighting levels and other quantitative performance criteria as part of the program.

As of April 30,  2019, 23,104 RSUs and 177,891 shares of restricted Common Stock were granted pursuant to the 2012 Plan.

For additional information about the 2012 Plan, see “—2012 Equity Incentive Plan and Other Matters.”

Equity Grants

Equity Grants For the 2018 Performance Year (Granted in 2019)

In March 2019, after consideration of the Company’s performance and after consultation with our Manager and senior management of affiliates of our Manager who provide services to us, the Compensation Committee approved the grant of 91,161 shares of restricted common stock under the 2012 Plan to personnel of our Manager and its affiliates who support our Manager in providing services to us under our Management Agreement. These shares of restricted common stock will vest in equal installments of one-third on March 6, 2020, March 6, 2021 and March 6, 2022.  The recipients will receive dividends on the unvested shares of restricted common stock.  Our Chief Executive Officer, our President and our Chief Investment Officer did not receive any of these awards for the reasons described above.  Due to the planned retirement of our Chief Financial Officer, Mr. Herbst, in June 2019 and the resignation of Ms. Mortensen from her position of Chief Operating Officer in February 2019, these individuals also did not receive any these awards in respect of 2018. Our Compensation Committee, however, expects equity awards to be a meaningful component of the compensation of our Chief Financial Officer and our Chief Operating Officer in future years.

Equity Grants For the 2017 Performance Year (Granted in 2018)

In March 2018, the Compensation Committee approved the grant of 101,670 shares of restricted common stock under the 2012 Plan to personnel of our Manager and its affiliates who support our Manager in providing services to us under our Management Agreement.  Mr. Herbst received 14,439 shares and Ms. Mortensen received 19,854 shares, respectively.  In determining the amount of awards to grant to Mr. Herbst and Ms. Mortensen, the Compensation Committee considered a market study containing compensation data for executives at similarly situated peers, the individual's expected and actual job performance, the anticipated contribution by the individual in future fiscal years, taking into account the role, responsibility and scope of each position, the recommendation of our Chief Executive Officer, the Company's financial and operating performance in 2017 and general market conditions. These shares of restricted common stock vested or are scheduled to vest, as applicable, in equal installments of one-third on March 6, 2019, March 6, 2020 and March 6, 2021.  The recipients will receive dividends on the unvested shares of restricted common stock.

Compensation Committee Report

The Compensation Committee evaluates and establishes equity award compensation for our Manager and our directors and officers, employees and other personnel of our Manager and its affiliates who support our Manager in providing services to us under the Management Agreement and administers the 2012 plan. The Compensation Committee consults with our Manager when determining the level of grants under the 2012 plan to be payable to our Manager, our executive officers and other personnel of our Manager and its affiliates who support our Manager in providing services to us under the Management Agreement. While our management has the primary responsibility for our financial reporting process, including the disclosure of executive compensation, the Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement. The Compensation Committee believes that the Compensation Discussion and Analysis fairly represents the philosophy, intent and actions of the

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Compensation Committee with regard to executive compensation. The Compensation Committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the SEC.

J. Mitchell Reese, Chairperson

Frank P. Filipps

Gilbert E. Nathan

The foregoing Compensation Committee Report shall not be deemed under the Securities Act or the Exchange Act to be (i) "soliciting material" or "filed" or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

Compensation of Executive Officers

We are managed by our Manager pursuant to the Management Agreement.  Our Named Executive Officers are employees of our Manager and do not receive cash compensation from us for serving as our executive officers.  Under the terms of the Management Agreement, we reimburse our Manager for (i) the allocable share of the compensation of our Chief Financial Officer and (ii) the allocable share of the compensation of other personnel, such as our Chief Operating Officer, hired by our Manager who are dedicated primarily to us based on the percentage of time spent managing our affairs.

The following table below sets forth the compensation of Mr. Herbst and Ms. Mortensen, reimbursed by us to our Manager for the fiscal year ended December 31, 2018.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) (3)	Total ($)
Frederick C. Herbst	2018	$247,500	$600,000	$-	$-	$-	$42,830	$890,330
	2017	$232,500	$500,000	$200,000	$-	$-	$43,389	$975,889
	2016	$220,000	$550,000	$-	$-	$-	$34,617	$804,617
	2015	$216,667	$475,000	$-	$-	$-	$36,547	$728,214
Carole A. Mortensen (4)	2018	$235,000	$-	$-	$-	$-	$49,485	$284,485
	2017	$117,500	$319,500	$275,000	$-	$-	$8,367	$720,367
(1) The Named Executive Officers are employees of our Manager or its affiliates and are not paid cash compensation by us.

(2)  The amounts reported in the "Stock Awards" column represent the aggregate grant date fair value of awards of restricted shares of common stock calculated under US GAAP ASC 718. Under ASC 718, the grant date fair value is calculated using the closing market price of our common stock on the date of grant.

(3) This amount represents tax gross-up and medical and dental benefits reimbursed by Ready Capital to our Manager
(4) Amounts for Ms. Mortensen represent her compensation for her service as Chief Operating Officer, which was made effective in June 2017.

Other than with respect to Mr. Herbst and Ms. Mortensen, we did not pay or make any reimbursement for any compensation paid to our named executive officers for the fiscal year ended December 31, 2017.

Grants of Plan‑Based Awards

The following table summarizes certain information regarding all plan-based awards granted during the 2018 fiscal year to our Named Executive Officers.

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Grants of Plan Based Awards for 2018

	Grant Date	Date of Board of Director Action	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	Grant Date Fair Value of Stock and Option Awards(2) ($)
Frederick C. Herbst	3/6/2018	3/6/2018	14,439	$ 200,000
Carole A. Mortensen	3/6/2018	3/6/2018	19,854	$ 275,000

(1)  Amounts in this column represent restricted shares of Common Stock. Pursuant to the terms of the award agreements, these restricted shares of Common Stock vest in equal instalments of one-third on March 6, 2019, March 6, 2020 and March 6, 2021.

(2)  The amounts in this column represent the aggregate grant date fair value of awards of restricted shares of common stock calculated under US GAAP ASC 718. Under ASC 718, the grant date fair value is calculated using the closing market price of our common stock on the date of grant.

Outstanding Equity Award at Fiscal Year‑end

The following table sets forth certain information with respect to all outstanding equity-based awards held at the end of the 2018 fiscal year by each Named Executive Officer.

	Stock Awards
Names	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Frederick C. Herbst	14,439	$ 199,691
Carole A. Mortensen	19,854	$ 274,580
(1) Represents restricted stock units granted pursuant to the 2012 Plan, which vest in accordance with the terms of the applicable award agreements.
(2) Based on the closing price of our Common Stock on the last business day of the fiscal year ended December 31, 2018—$13.83.

Option Exercises and Stock Vested

No stock options have been granted by the Company to date. No restricted shares of Common Stock vested with respect to our Named Executive Officers during the year ended December 31, 2018.

Pension Benefits

Our Named Executive Officers received no benefits in the 2018 fiscal year from us under defined pension or defined contribution plans.

Nonqualified Defined Contribution and other Nonqualified Deferred Compensation

We do not have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for our named executive officers.

Potential Payments Upon Termination or Change in Control

Our Named Executive Officers are employees of our Manager or our Manager’s affiliates and therefore we have no obligation to pay them any form of compensation upon their termination of employment. See “—2012 Equity Incentive Plan and Other Matters—Change in Control” for a discussion of the “change in control” provisions under the 2012 Plan.

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Executive Appointments in 2019

Letter Agreement with Mr. Taylor.

On April 3, 2019, the Company announced that it has appointed Mr. Taylor to serve as Chief Operating Officer, effective April 3, 2019.  Mr. Taylor is an employee of ReadyCap. Mr. Taylor will be paid an initial annual base salary of $250,000 and is eligible for annual bonuses payable in a combination of cash and common stock of the Company. His bonus will be pro-rated in the first year of his employment, provided that Mr. Taylor is employed by ReadyCap on the date of payment.  Thereafter, Mr. Taylor may be eligible to receive a year-end discretionary bonus if he is employed by ReadyCap on the date of payment thereof.  Mr. Taylor will also participate in benefit programs that ReadyCap generally makes available to its employees.  The term of Mr. Taylor’s employment commenced as of April 3, 2019 and will terminate on a date specified by ReadyCap or Mr. Taylor in a notice given, at will, with or without cause, by either party.  In the event that ReadyCap terminates Mr. Taylor’s employment without cause prior to April 3, 2021, ReadyCap shall pay to Mr. Taylor severance compensation based on Mr. Taylor’s salary at the time of termination for a minimum of six months following the date of termination. Mr. Taylor’s biographical information is included in this Proxy Statement under “Information Regarding Our Executive Officers.”

Appointment of Mr. Andrew Ahlborn as Chief Financial Officer

On March 11, 2019, our board of directors appointed Andrew Ahlborn as Chief Financial Officer effective June 1, 2019.  Mr. Ahlborn will succeed Mr. Herbst, who will resign from his position as Chief Financial Officer effective June 1, 2019. We do not have agreements with any of our executive officers (other than Mr. Taylor as described above) or any employees of the Manager or the Manager’s affiliates with respect to their cash compensation. Mr. Ahlborn, like our Named Executive Officers, is an employee of the Manager and will not receive cash compensation from us for serving as one of our executive officers. We expect Mr. Ahlborn to be primarily dedicated to us.  Pursuant to the Management Agreement, we reimburse our Manager for our allocable share of the compensation of Mr. Ahlborn, which we expect will be 100% of his compensation. Mr. Ahlborn’s biographical information is included in this Proxy Statement under “Information Regarding Our Executive Officers.”

2012 Equity Incentive Plan and Other Matters

We have adopted the 2012 Plan to provide incentive compensation to attract and retain qualified directors, officers, advisors, consultants and other personnel, including our Manager and our Manager’s affiliates and personnel of our Manager or our Manager’s affiliates. The 2012 Plan is administered by the Compensation Committee. The 2012 Plan permits the granting of stock options, restricted shares of Common Stock, phantom shares, dividend equivalent rights, restricted LTIP units and other restricted limited partnership units issued by the Operating Partnership and other equity-based awards.

Administration

The Compensation Committee has the full authority to administer and interpret the 2012 Plan, to authorize the granting of awards, to determine the eligibility of directors, officers, advisors, consultants and other personnel, including our Manager and our Manager’s affiliates and personnel of our Manager or our Manager’s affiliates to determine the number of shares of Common Stock to be covered by each award (subject to the individual participant limitations provided in the 2012 Plan), to determine the terms, provisions, and conditions of each award (which may be inconsistent with the terms of the 2012 Plan), to prescribe in the form of instruments evidencing awards and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the 2012 Plan or the administration or interpretation thereof. In connection with this authority, the committee may, among other things, establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such award to lapse. The 2012 Plan is administered by the Compensation Committee, which consists of three directors, each of whom is, to the extent required by Rule 16b-3 under the Exchange Act,  a non-employee director, and will, at such times as we are subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (or the “Internal Revenue Code”) and intend that grants be exempt from the restriction of Section 162(m), qualify as an outside director for purposes of Section 162(m) of the Internal Revenue Code, or, if no committee exists, our board of directors. References below to the committee include a reference to our board for those periods in which our board is acting.

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Available shares

The 2012 Plan provides for grants of stock options, restricted shares of Common Stock, phantom shares, restricted stock units, dividend equivalent rights, LTIP units and other restricted limited partnership units issued by our Operating Partnership and other equity-based awards up to, in the aggregate, the equivalent of 5% of the issued and outstanding shares of our Common Stock from time to time (on a fully diluted basis (assuming, if applicable, the exercise of all outstanding options and the conversion of all warrants and convertible securities into shares of Common Stock)) at the time of the award. If an option or other award granted under the 2012 Plan expires or terminates, the shares subject to any portion of the award that expires, forfeits or terminates without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards. Unless previously terminated by our board of directors, no new award may be granted under the 2012 Plan after the tenth anniversary of the earlier of the date that such plan was initially approved by (i) our board of directors or (ii) our stockholders. No award may be granted under the 2012 Plan to any person who, assuming exercise of all options and payment of all awards held by such person would own or be deemed to own more than 9.8% of the outstanding shares of our Common Stock.

Awards Under the Plan

Stock Options.  The terms of specific options, including whether options shall constitute “incentive stock options” for purposes of Section 422(b) of the Internal Revenue Code, shall be determined by the Compensation Committee. The exercise price of an option shall be determined by the Compensation Committee and reflected in the applicable award agreement. The exercise price with respect to incentive stock options may not be lower than 100% (110% in the case of an incentive stock option granted to a 10% stockholder, if permitted under the plan) of the fair market value of our Common Stock on the date of grant. Each option will be exercisable after the period or periods specified in the award agreement, which will generally not exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder, if permitted under the plan). Options will be exercisable at such times and subject to such terms as determined by the Compensation Committee.

Restricted Shares of Common Stock.  A restricted share award is an award of shares of Common Stock that is subject to restrictions on transferability and such other restrictions, if any, as the committee may impose at the date of grant. Grants of restricted shares of Common Stock will be subject to vesting schedules as determined by the Compensation Committee. The restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the Compensation Committee may determine. Unless otherwise stated in the applicable award agreement, a participant granted restricted shares of Common Stock has all of the rights of a stockholder, including, without limitation, the right to vote and the right to receive dividends on the restricted shares of Common Stock.

Although dividends may be paid on restricted shares of Common Stock, whether or not vested, at the same rate and on the same date as on shares of our Common Stock, holders of restricted shares of Common Stock are prohibited from selling such shares until they vest.

RSUs.  A RSU award is an award of units that are converted into Common Stock at a conversion rate that is based upon the achievement of pre-established criteria and such other restrictions that the Compensation Committee may impose at the date of grant. The restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the Compensation Committee may determine. A participant granted RSUs does not have the rights of a stockholder, including, without limitation, the right to vote the shares of restricted Common Stock and holders of RSUs are prohibited from selling such units until they vest. The Compensation Committee may elect to provide the right to receive dividends or provide for dividend equivalents.

Phantom Shares.  Phantom shares, when issued, will reduce the number of shares available for grant under the 2012 Plan and will vest as provided in the applicable award agreement. A phantom share represents a right to receive the fair market value of a share of Common Stock, or, if provided by the Compensation Committee, the right to receive the fair market value of a share of Common Stock in excess of a base value established by the Compensation Committee at the time of grant. Phantom shares may generally be settled in cash or by transfer of shares of Common Stock (as may be elected by the participant or the committee, as may be provided by the committee at grant). The committee may, in its

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discretion and under certain circumstances, permit a participant to receive as settlement of the phantom shares installments over a period not to exceed ten years.

Dividend Equivalents.  A dividend equivalent is a right to receive (or have credited) the equivalent value (in cash or shares of Common Stock) of dividends paid on shares of Common Stock otherwise subject to an award. The Compensation Committee may provide that amounts payable with respect to dividend equivalents shall be converted into cash or additional shares of Common Stock. The Compensation Committee will establish all other limitations and conditions of awards of dividend equivalents as it deems appropriate.

Restricted Limited Partnership Units.  A restricted limited partnership unit represents units of limited partnership interest of our operating partnership (or “OP units”) or may include LTIP units that are structured as profit interests in the Operating Partnership, providing distributions to the holder of the award based on the achievement of specified levels of profitability by the Operating Partnership or the achievement of certain goals or events. The restricted OP units may be convertible into or exchangeable for other securities of the Operating Partnership or into shares of our capital stock. The Compensation Committee will establish all other limitations and conditions of awards of restricted OP units as it deems appropriate.

Other share‑based awards.  The 2012 Plan authorizes the granting of other awards based upon shares of our Common Stock (including the grant of securities convertible into shares of Common Stock and share appreciation rights), subject to terms and conditions established at the time of grant.

Change in Control

The 2012 Plan provides that, in the event of a “change in control” (as such term is defined in the 2012 Plan), the Compensation Committee shall take any such action as in its discretion it shall consider necessary to maintain each grantee’s rights under the 2012 Plan (including under each such grantee’s applicable award agreement) so that such grantee’s rights are substantially proportionate to the rights existing prior to such event, including, without limitation, adjustments in the number of shares, options or other awards granted, the number and kind of shares or other property to be distributed in respect of any options or rights previously granted under the plan, and the exercise price, purchase price, and performance-based criteria established in connection with any grants (to the extent consistent with Section 162(m) of the Internal Revenue Code, as applicable).

Other Changes

Our board of directors may amend, alter, suspend, or discontinue the 2012 Plan but cannot take any action that would materially impair the rights of a participant with respect to existing grants without the participant’s consent, unless necessary for compliance with applicable law or legislation or to meet the requirements of any accounting standard or to correct an administrative error. To the extent necessary and desirable (including, as required by law or any stock exchange rules) our board of directors must obtain approval of our stockholders for any amendment that would:

•other than through adjustment as provided in the 2012 Plan, increase the total number of shares of Common Stock reserved for issuance under the 2012 Plan; or

•change the class of officers, directors, employees, consultants and advisors eligible to participate in the 2012 Plan.

The Compensation Committee or our board of directors may amend the terms of any award granted under the 2012 Plan, prospectively or retroactively, but, generally may not impair the rights of any participant without his or her consent.

Compensation Committee Interlocks and Insider Participation

There are no Compensation Committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Exchange Act.

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Equity Compensation Plan Information

The 2012 Plan authorizes the Compensation Committee to approve grants of equity-based awards to our officers and directors and officers and employees of the Manager and its affiliates. The 2012 Plan provides for grants of equity awards up to, in the aggregate, the equivalent of 5% of the number of issued shares of common stock outstanding from time to time (on a fully diluted basis (assuming, if applicable, the exercise of all outstanding options and the conversion of all warrants and convertible securities into shares of common stock)) at the time of the award. At December 31, 2018,  142,008 shares and units (consisting of 23,104 RSUs awarded to independent directors and 118,904 restricted shares of common stock issued to non-executive employees) had been granted under the 2012 Plan, and 1,476,206 shares were available for future issuance under the 2012 Plan, based on a total of 32,105,112 shares of common stock, 23,104 RSUs, 118,904 shares of restricted common stock, and 1,117,169 OP units outstanding as of such date.

The following table presents certain information about our 2012 Plan as of December 31, 2018:

Award	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted‑average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column of this table (1)
Equity compensation plans approved by stockholders	-	-	-
Equity compensation plans not approved by stockholders (2)	142,008	-	1,476,206
Total	142,008	-	1,476,206

(1) The 2012 Plan provides for grants of equity awards up to, in the aggregate, the equivalent of 5% of the number of issued and outstanding shares of our common stock from time to time (on a fully diluted basis (assuming, if applicable, the exercise of all outstanding options and the conversion of all warrants and convertible securities into shares of common stock)) at the time of the award.

(2) The 2012 Plan was adopted in December 2012, prior to completion of ZAIS Financial's IPO.

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3. ADVISORY APPROVAL OF THE COMPENSATION

OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Section 14A of the Exchange Act of 1934, as amended (or the “Exchange Act”), and the rules and regulations promulgated thereunder provide that, not less frequently than once every three years, an issuer shall include in its proxy statement for its annual meeting of stockholders an advisory resolution subject to a stockholder vote to approve the compensation of the Company’s Named Executive Officers. We are no longer an emerging growth company under the Jumpstart our Business Startups Act of 2012 (the “JOBS Act”) and are required to hold an advisory stockholder vote to approve the compensation of the Company’s Named Executive Officers beginning with the Annual Meeting.  This proposal is commonly known as a "say-on-pay" proposal.  The compensation of our Named Executive Officers as disclosed in this Proxy Statement includes the disclosure under “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables and other narrative executive compensation disclosure in this Proxy Statement, as required by SEC rules.

Accordingly, the following advisory and non‑binding resolution will be presented to our stockholders at the Annual Meeting:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation payable to our Named Executive Officers as disclosed in accordance with Securities and Exchange Commission rules in the Company’s Proxy Statement for the Company’s 2019 Annual Meeting, including the disclosure under “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables and other narrative executive compensation disclosure in the Proxy Statement relating to the Company’s 2019 Annual Meeting.

Although this approval is advisory and non‑binding, our board of directors and the Compensation Committee value the opinions of our stockholders and will consider the voting results when making future decisions regarding compensation of our Named Executive Officers.

Our board of directors recommends a vote FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers as disclosed in accordance with SEC rules in this Proxy Statement, including the disclosure under "Executive Compensation—Compensation Discussion and Analysis," the compensation tables and other narrative executive compensation disclosure in this Proxy Statement.

A majority of all of the votes cast on this proposal at the Annual Meeting duly called and at which a quorum is present is required for its approval.  Proxies solicited by our board of directors will be voted FOR this proposal, unless otherwise instructed.  Abstentions and broker non‑votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

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4. ADVISORY PROPOSAL ON WHETHER THE STOCKHOLDER ADVISORY VOTE ON THE

COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS WILL OCCUR EVERY ONE,

TWO, OR THREE YEARS

As required by Section 14A of the Exchange Act and in accordance with the Dodd-Frank Act, we are providing our stockholders with the opportunity to vote, on an advisory and non‑binding basis, on whether the Company will seek an advisory vote on the compensation of our Named Executive Officers every one, two or three years.  By voting on this proposal, you will be able to specify how frequently stockholders would like us to hold an advisory vote on the compensation of our Named Executive Officers.

After careful consideration, our board of directors determined that an advisory vote on the compensation of our Named Executive Officers that occurs every year is the most appropriate alternative for our Company at this time and therefore recommends a vote for an annual advisory vote.

With respect to the advisory proposal on the frequency of holding future advisory votes on the compensation of our Named Executive Officers, you may vote for “1 YEAR,” “2 YEARS” or “3 YEARS” or mark your proxy “ABSTAIN.”

Although this proposal is advisory and non‑binding, our board of directors and the Compensation Committee value the opinion of our stockholders and will consider the voting results when making decisions regarding the frequency of future advisory votes on the compensation of our named executive officers.

Our board of directors recommends that an advisory vote to approve the compensation of our Named Executive Officers be held every “1 YEAR.” Proxies solicited by our board of directors will be voted “1 YEAR,” unless otherwise instructed.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our outstanding shares of Common Stock (or “10% Holders”) to file with the SEC and the NYSE initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities.  Directors, executive officers and 10% Holders are required by the SEC’s regulations to furnish us with copies of all Section 16(a) forms and amendments thereto filed during any given year.

Based on the review of copies of the Section 16(a) reports and amendments thereto furnished to us and/or written representations from our directors, executive officers and 10% Holders that no other reports were required to be filed, we believe that for the period from January 1, 2018 through December 31,  2018 our directors, executive officers and 10% Holders complied with all Section 16(a) filing requirements applicable to them.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Conflicts of Interest and Related Party Transactions

Asset Allocations

We are subject to conflicts of interest arising out of our relationship with our Manager and its affiliates. Frederick Herbst, who is employed by our Manager and serves as our Chief Financial Officer, is dedicated exclusively to us and seven of our Manager’s accounting professionals also are dedicated exclusively to us. With the exception of our ReadyCap origination and acquisition subsidiaries and our GMFS, LLC (or “GMFS”) subsidiaries, which will employ their own personnel, we do not expect to have our own employees. In addition, we expect that our Chief Executive Officer, President, portfolio managers and any other appropriate personnel of our Manager will devote such portion of their time to our affairs as is necessary to enable us to effectively operate our business. Our Manager and our officers may have conflicts between their duties to us and their duties to, and interests in, our Manager and its affiliates. Our Manager is not required to devote a specific amount of time or the services of any particular individual to our operations. Our Manager manages or provides services to other clients, and we will compete with these other clients for our Manager’s resources and support. The ability of our Manager and its officers and personnel to engage in other business activities may reduce the time they spend advising us.

There may also be conflicts in allocating assets that are suitable for us and other clients of our Manager and its affiliates. Our Manager manages a series of funds and a limited number of separate accounts, which focus on a range of asset backed securities (or “ABS”) and other credit strategies. None of these other funds or separate accounts focus on SBC loans as their primary business strategy.

To address certain potential conflicts arising from our relationship with our Manager or its affiliates, our Manager has agreed in the side letter agreement that, for so long as the Management Agreement is in effect, neither it nor any of its affiliates will (i) sponsor or manage any additional investment vehicle where we do not participate as an investor whose primary investment strategy will involve SBC mortgage loans, unless our Manager obtains the prior approval of a majority of our board of directors (including a majority of our independent directors), or (ii) acquire a portfolio of assets, a majority of which (by value or unpaid principal balance (or “UPB”)) are SBC mortgage loans on behalf of another investment vehicle (other than acquisitions of SBC ABS), unless we are first offered the investment opportunity and a majority of our board of directors (including a majority of our independent directors) decides not that we will not acquire such assets.

The side letter agreement does not cover SBC ABS acquired in the market and non-real estate secured loans, and we may compete with other existing clients of our Manager and its affiliates, other funds managed by our Manager that focus on a range of ABS and other credit strategies and separately managed accounts, and future clients of our Manager and its affiliates in acquiring SBC ABS, non-real estate secured loans and portfolios of assets less than a majority of which (by value or UPB) are SBC loans, and in acquiring other target assets that do not involve SBC loans.

We will pay our Manager substantial management fees regardless of the performance of our portfolio. Our Manager’s entitlement to a base management fee, which is not based upon performance metrics or goals, might reduce its incentive to devote its time and effort to seeking assets that provide attractive risk-adjusted returns for our portfolio. This in turn could hurt both our ability to make distributions to our stockholders and the market price of our common stock.

The Management Agreement was negotiated between related parties and their terms, including fees payable, may not be as favorable to us as if they had been negotiated with unaffiliated third parties.

Management Agreement

We entered into the Management Agreement with the Manager, which took effect upon the closing of the ZAIS Financial merger on October 31, 2016.  The Management Agreement is substantially similar to our pre-merger management agreement.

The Management Agreement describes the services to be provided to us by the Manager and compensation for such services. The Manager is responsible for managing the Company’s day-to-day operations, subject to the direction and oversight of the Company’s board of directors. Pursuant to the terms of the Management Agreement, our Manager is paid a management fee calculated and payable quarterly in arrears equal to 1.5% per annum of the Company’s stockholders’

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equity (as defined in the Management Agreement) up to $500 million and 1.00% per annum of stockholders’ equity in excess of $500 million.

As disclosed in the Joint Proxy Statement Prospectus used in connection with the ZAIS Financial merger transaction, under the partnership agreement of our operating partnership, our Manager, the holder of the Class A special unit in our operating partnership, is entitled to receive an incentive distribution, distributed quarterly in arrears in an amount not less than zero equal to the difference between (i) the product of (A) 15% and (B) the difference between (x) core earnings (as described below) of our operating partnership, on a rolling four-quarter basis and before the incentive distribution for the current quarter, and (y) the product of (1) the weighted average of the issue price per share of common stock or OP unit (without double counting) in all of our offerings multiplied by the weighted average number of shares of common stock outstanding (including any restricted shares of common stock and any other shares of common stock underlying awards granted under our 2012 equity incentive plan) and OP units (without double counting) in such quarter and (2) 8%, and (ii) the sum of any incentive distribution paid to our Manager with respect to the first three quarters of such previous four quarters; provided, however, that no incentive distribution is payable with respect to any calendar quarter unless cumulative core earnings is greater than zero for the most recently completed 12 calendar quarters, or the number of completed calendar quarters since the closing date of the ZAIS Financial merger, whichever is less.

For purposes of calculating the incentive distribution, the shares of common stock and OP units issued as of the closing of the ZAIS Financial merger in connection with the merger agreement shall be deemed to be issued at the per share price equal to (i) the sum of (A) the weighted average of the issue price per share of Sutherland common stock or Sutherland OP units (without double counting) issued prior to the closing of the ZAIS Financial merger multiplied by the number of shares of Sutherland common stock outstanding and Sutherland OP units (without double counting) issued prior to the closing of the merger plus (B) the amount by which the net book value of our Company as of the closing of the merger (after giving effect to the closing of the merger agreement) exceeds the amount of the net book value of Sutherland immediately preceding the closing of the merger, divided by (ii) all of the shares of our common stock and OP units issued and outstanding as of the closing of the merger (including the date of the closing of the mergers).

The incentive distribution shall be calculated within 30 days after the end of each quarter and such calculation shall promptly be delivered to our Company. We are obligated to pay the incentive distribution 50% in cash and 50% in either common stock or OP units, as determined in our discretion, within five business days after delivery to our Company of the written statement from the holder of the Class A special unit setting forth the computation of the incentive distribution for such quarter. Subject to certain exceptions, our Manager may not sell or otherwise dispose of any portion of the incentive distribution issued to it in common stock or OP units until after the three year anniversary of the date that such shares of common stock or OP units were issued to our Manager. The price of shares of our common stock for purposes of determining the number of shares payable as part of the incentive distribution is the closing price of such shares on the last trading day prior to the approval by our board of the incentive distribution.

For purposes of determining the incentive distribution payable to our Manager, core earnings is defined under the partnership agreement of our operating partnership in a manner that is similar to the definition of Core Earnings described in our Annual Report on Form 10‑K under “Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures” but with the following additional adjustments which (i) further exclude: (a) the incentive distribution, (b) non-cash equity compensation expense, if any, (c) unrealized gains or losses on SBC loans (not just MBS and mortgage servicing rights), (d) depreciation and amortization (to the extent we foreclose on any property), and (e) one-time events pursuant to changes in U.S. GAAP and certain other non-cash charges after discussions between our Manager and our independent directors and after approval by a majority of the independent directors and (ii) add back any realized gains or losses on the sales of MBS and on discontinued operations which were excluded from the definition of Core Earnings described in our Annual Report on Form 10‑K under “Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures”.

The Management Agreement may be terminated annually upon the affirmative vote of at least two-thirds of our independent directors, or by a vote of the holders of at least a majority of the outstanding shares of our Common Stock (other than shares held by members of our senior management team and affiliates of our Manager), based upon: (i) our Manager’s unsatisfactory performance that is materially detrimental to our Company, or (ii) a determination that the management fees or incentive distribution payable to our Manager are not fair, subject to our Manager’s right to prevent termination based on unfair fees by accepting a reduction of management fees or incentive distribution agreed to by at

-  29  -

least two-thirds of our independent directors. We must provide our Manager with 180 days prior notice of any such termination. Additionally, upon such a termination without cause, the Management Agreement provides that we will pay our Manager a termination fee equal to three times the average annual base management fee earned by our Manager during the prior 24-month period immediately preceding the date of termination, calculated as of the end of the most recently completed fiscal quarter prior to the date of termination, except upon an internalization. Additionally, if the Management Agreement is terminated under circumstances in which we are obligated to make a termination payment to our Manager, our operating partnership shall repurchase, concurrently with such termination, the Class A special unit for an amount equal to three times the average annual amount of the incentive distribution paid or payable in respect of the Class A special unit during the 24-month period immediately preceding such termination, calculated as of the end of the most recently completed fiscal quarter before the date of termination. These provisions may increase the cost to our Company of terminating the Management Agreement and adversely affect our ability to terminate our Manager without cause.

Under the Management Agreement, we will reimburse our Manager for operating expenses related to us incurred by our Manager, including legal, accounting due diligence and other services. In addition, we may be required to pay our pro rata portion of rent, telephone, utilities, office furniture, machinery, and other office, internal and overhead expenses of our Manager and its affiliates required for our operations.

We may engage in an internalization transaction, become self-managed and, if this were to occur, certain key employees may not become our employees but may instead remain employees of our Manager or its affiliates. An inability to manage an internalization transaction effectively could thus result in us incurring excess costs and suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from most effectively managing our investments. Additionally, if another program sponsored by our Manager internalizes our Manager, key personnel of our Manager, who also are key personnel of the other sponsored program, would become employees of the other program and would no longer be available to us. Any such loss of key personnel could adversely impact our ability to execute certain aspects of our business plan. Furthermore, in the case of any internalization transaction, we expect that we would be required to pay consideration to compensate our Manager for the internalization in an amount that we will negotiate with our Manager in good faith and which will require approval of at least a majority of our independent directors. It is possible that such consideration could exceed the amount of the termination fee that would be due to our Manager if the conditions for terminating the Management Agreement without cause are satisfied and we elected to terminate the Management Agreement.

Restricted Common Stock and Other Equity Based Awards

Our 2012 Plan provides for grants of restricted Common Stock and other equity based awards up to, in the aggregate, the equivalent of 5% of the number of issued and outstanding shares of our Common Stock from time-to-time (on a fully diluted basis (assuming, if applicable, the exercise of all outstanding options and the conversion of all warrants and convertible securities into shares of Common Stock)) at the time of the award.

As of April 30,  2019,  23,104 RSUs and 177,891 shares of restricted Common Stock were granted pursuant to the 2012 Plan.

Indemnification and Limitation of Directors’ and Officers’ Liability

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains such a provision which eliminates the liability of our directors and officers to the maximum extent permitted by Maryland law.

We have entered into indemnification agreements with each of our directors and executive officers that provide for indemnification to the maximum extent permitted by Maryland law.

Director Independence

For information about our board of directors and committees, and the independence of certain of our directors, see “Election of Directors—Board of Directors” and “Board and Committee Matters” in this Proxy Statement.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of April 15,  2019 regarding the beneficial ownership of our Common Stock by (i) each person known to us to be the beneficial owner of 5% or more of the outstanding Common Stock, (ii) our named executive officers, (iii) our directors and (iv) all of our directors and executive officers as a group. Beneficial ownership includes any shares over which the beneficial owner has sole or shared voting or investment power and also any shares that the beneficial owner has the right to acquire within 60 days of such date through the exercise of options or other rights. The percentages below are based on 44,591,724 shares of our Common Stock outstanding as of April 15,  2019,  which includes 23,104 vested RSUs and 177,891 shares of restricted Common Stock, unless otherwise specified.

Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power. Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of our principal executive office, 1140 Avenue of the Americas, 7th Floor, New York, NY, 10036.

	Number of Shares		Percentage of All
Names and Business Address	Beneficially Owned**		Shares***
Thomas E. Capasse	296,216	(1)	*
Jack J. Ross	282,856	(2)	*
Frederick C. Herbst	47,528	(3)	*
Thomas Buttacavoli	87,912	(4)	*
Gary T. Taylor	-		*
Todd Sinai	22,760	(5)	*
J. Mitchell Reese	35,760	(6)	*
Frank Filipps	20,760	(7)	*
David Holman	20,760	(8)	*
Gilbert E. Nathan	-		*
All directors and executive officers as a group (10 persons)	814,552		1.83%
5% or Greater Beneficial Owner
Sutherland REIT Holdings, LP	12,768,685	(9)	28.63%

*     Denotes less than 1%

**   For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock with respect to which person has sole or shared voting power or investment power.

*** For purposes of computing the percentage ownerships in the table below, as of April 30, 2019, Ready Capital had 44,591,724 shares of Common Stock outstanding, which includes 23,104 vested RSUs and 177,891 shares of restricted common stock, which represent the right to receive one share of Common Stock. The total number of shares of Common Stock outstanding used in calculating these percentages assumes that none of the unvested RSUs held by other persons are converted into shares of Common Stock.

(1)  Includes (i) 8,000 shares of Common Stock owned through Edward J. Capasse Revocable Trust and (ii) 16,188 shares of Common Stock out of the 47,895 and 8,454 total shares of Common Stock held by our Manager (including through its ownership of Sutherland REIT Holdings, LP (or the Partnership)) and Waterfall Management, LLC (or, our Manager and Waterfall Management, LLC, collectively, the "Waterfall Entities"), respectively, based on Mr. Capasse's percentage ownership in the Waterfall Entities; Mr. Capasse disclaims beneficial ownership of the shares held by the Waterfall Entities, except to the extent of his economic interest therein. Waterfall Management, LLC, an affiliate of our Manager, serves as the general partner of the Partnership and may be deemed to be the beneficial owner of the shares of Common Stock that are held by the Partnership. In addition, Mr. Capasse is a principal of our Manager and may be deemed to share voting and investment power over the shares of Common Stock held by the Partnership. However, Waterfall Management, LLC does not have an economic interest in these shares and expects to distribute such shares to the beneficial owners of the Partnership upon their request in accordance with the Partnership's partnership agreement. Accordingly, Waterfall Management, LLC disclaims beneficial ownership of the shares of Common Stock held by the Partnership and Mr. Capasse disclaims beneficial ownership of such shares of Common Stock, except to the extent of his economic interest in the Partnership.

(2)  Includes (i) 145,871 shares of Common Stock owned through the Robin J. Ross 2009 Trust; Mr. Ross does not serve as the trustee for the trust, his wife is the trustee and sole beneficiary of the trust and the trustee of the trust has sole voting and investment power with respect to the securities held by the trust, (ii) 120,797 shares of Common Stock owned through Mr. Jack J. Ross and Mrs. Robin J. Ross JTWROS, a joint tenant account of Mr. Ross and his wife, and (iii) 16,188 shares of Common Stock out of the 47,895 and 8,454 total shares of Common Stock held by our Manager (including through its ownership of the Partnership) and Waterfall Management, LLC, respectively, based on Mr. Ross's percentage ownership in the Waterfall Entities; Mr. Ross disclaims beneficial ownership of the shares held by the Waterfall Entities, except to the extent of his economic interest therein. Waterfall Management, LLC, an affiliate of our Manager, serves as the general partner of the Partnership and may be deemed to be the beneficial owner of the shares of Common Stock that are held by the Partnership. In addition, Mr. Ross is a principal of our Manager and may be deemed to share voting and investment power over the shares of Common Stock held by the Partnership. However, Waterfall Management, LLC does not have an economic interest in these shares and expects to distribute such shares to the beneficial owners of the Partnership upon their request in accordance with the Partnership's partnership agreement. Accordingly, Waterfall Management, LLC disclaims beneficial ownership of the shares of Common Stock held by

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the Partnership and Mr. Ross disclaims beneficial ownership of such shares of Common Stock, except to the extent of his economic interest in the Partnership.

(3)  Includes 24,439 shares of Common Stock owned through the FREDERICK C HERBST & CAROLYN B HERBST JT TEN, a joint tenant account of Mr. Herbst and his wife, 14,439 of which are unvested restricted common stock granted in March 2018 pursuant to the 2012 Equity Plan. Pursuant to the terms of the award agreement, the 14,439 restricted shares of common stock will vest in equal increments of one-third on March 6, 2019, March 6, 2020, and March 6, 2021. Waterfall Management, LLC, an affiliate of our Manager, serves as the general partner of the Partnership and may be deemed to be the beneficial owner of the shares of Common Stock that are held by the Partnership.

(4)  Includes 4,852 shares of Common Stock out of the 47,895 and 8,454 total shares of Common Stock held by our Manager (including through its ownership of the Partnership) and Waterfall Management, LLC, respectively, based on Mr. Buttacavoli 's percentage ownership in the Waterfall Entities; Mr. Buttacavoli disclaims beneficial ownership of the shares held by the Waterfall Entities, except to the extent of his economic interest therein.

(5)  Includes 3,738 unvested restricted Common Stock granted in March 2019 pursuant to the 2012 Equity plan. The shares will vest in equal installments on June 30, 2019, September 30, 2019 and December 31, 2019.

(6)  The shares are held through the J. Mitchell Reese Jr. Trust, UA 5/5/1999; Mr. Reese serves as the trustee and sole beneficiary of the trust and has sole voting and investment power with respect to the securities held by the trust. Includes 3,738 unvested restricted Common Stock granted in March 2019 pursuant to the 2012 Equity plan. The shares will vest in equal installments on June 30, 2019, September 30, 2019 and December 31, 2019.

(7)  Includes 3,738 unvested restricted Common Stock granted in March 2019 pursuant to the 2012 Equity plan. The shares will vest in equal installments on June 30, 2019, September 30, 2019 and December 31, 2019.

(8)  Includes 3,738 unvested restricted Common Stock granted in March 2019 pursuant to the 2012 Equity plan. The shares will vest in equal installments on June 30, 2019, September 30, 2019 and December 31, 2019.

(9)  Waterfall Management, LLC, an affiliate of our Manager, serves as the general partner of the Partnership and may be deemed to be the beneficial owner of the shares of Common Stock that are held by the Partnership. However, Waterfall Management, LLC does not have an economic interest in certain of these shares and expects to distribute such shares to the beneficial owners of the Partnership upon their request in accordance with the Partnership's partnership agreement. Accordingly, Waterfall Management, LLC disclaims beneficial ownership of the shares of Common Stock held by the Partnership. In addition, each of Thomas Capasse, Jack Ross, Frederick Herbst, and Thomas Buttacavoli is a principal or manager director of our Manager, and may be deemed to share voting and investment power over the shares of Common Stock held by the Partnership. Each of such individuals disclaims beneficial ownership of such shares of Common Stock, except to the extent of his economic interest therein. The inclusion of these shares of Common Stock shall not be deemed an admission of beneficial ownership of the reported securities for purposes of Section 16 or for any other purposes.

OTHER MATTERS

Our board of directors knows of no other business that may properly be presented at the Annual Meeting.  The proxies for the Annual Meeting confer discretionary authority on the persons named therein as proxy holders to vote on any matter proposed by stockholders for consideration at the Annual Meeting.  As to any other business which may properly come before the Annual Meeting, the persons named as proxy holders on your proxy card will vote the shares of Common Stock represented by properly submitted proxies in their discretion.

SUBMISSION OF STOCKHOLDER PROPOSALS

Any stockholder intending to present a proposal at our 2019 annual meeting of stockholders and have the proposal included in the Proxy Statement and proxy card for such meeting (pursuant to Rule 14a‑8 of the Exchange Act) must, in addition to complying with the applicable laws and regulations governing submissions of such proposals, submit the proposal in writing to us no later than December 31, 2019 and must otherwise be in compliance with the requirements of the SEC’s proxy rules.

Our Bylaws currently provide that any stockholder intending to nominate a director or present a stockholder proposal of other business for consideration at the 2019 annual meeting of stockholders, but not intending for such a nomination or proposal to be considered for inclusion in our Proxy Statement and proxy card relating to such meeting (i.e. not pursuant to Rule 14a‑8 of the Exchange Act), must notify us in writing no earlier than the 150th day and not later than 5:00 p.m. Eastern Time, on the 120th day prior to the first anniversary of the date that the Proxy Statement for the immediately preceding annual meeting of stockholders is first released to stockholders; provided, however, that in the event that the annual meeting with respect to which such notice is to be tendered is not held within 30 days before or after the anniversary of the date of the preceding year’s annual meeting of stockholders, to be timely, notice by the stockholder must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.  Accordingly, to submit a director candidate for consideration for nomination at our 2019 annual meeting of stockholders, stockholders must submit the recommendation, in writing, by December 31, 2019, but in no event earlier than December 1,  2019.

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Any such nomination or proposal should be sent to our Secretary at Ready Capital Corporation, 1140 Avenue of the Americas, 7th Floor, New York, New York 10036 and, to the extent applicable, must include the information and other materials required by our Bylaws.

DELIVERY OF MATERIALS

In accordance with rules adopted by the SEC, instead of mailing a printed copy of our proxy materials to our stockholders, we are, except as described below, furnishing proxy materials, including this Proxy Statement and our 2018 Annual Report to stockholders, by providing access to these documents on the Internet.  Accordingly, on or about May 29, 2019, the Notice will be sent to our beneficial owners of Common Stock. The Notice provides instructions for accessing our proxy materials on the Internet and instructions for receiving printed copies of the proxy materials without charge by mail or electronically by email.  Please follow the instructions included in the Notice.

The Notice provides you with instructions regarding the following: (1) viewing our proxy materials for the Annual Meeting on the Internet; (2) voting your shares after you have viewed our proxy materials; (3) requesting a printed copy of the proxy materials; and (4) instructing us to send our future proxy materials to you.  We believe the delivery options allow us to provide our stockholders with the proxy materials they need, while lowering the cost of the delivery of the materials and reducing the environmental impact of printing and mailing.  If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to view those proxy materials and a link to the proxy voting site.  Your election to receive proxy materials by email will remain in effect until you terminate it.

In addition, certain stockholders of record of our Common Stock will be sent, by mail, this Proxy Statement, the Notice of Annual Meeting of Stockholders and the related proxy card on or about May 29, 2019.

The difference between a shareholder of record and a beneficial owner of shares is as follows:

Stockholder of Record.  If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and you will be sent the proxy materials by mail.

Beneficial Owner of Common Stock.  If your shares are held in an account at an intermediary (bank or broker), then you are the beneficial owner of shares held in "street name," and the Notice was forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

HOUSEHOLDING OF PROXY MATERIALS

The rules of the SEC permit companies and intermediaries (such as brokerage firms, banks, broker‑dealers or other similar organizations) to satisfy the delivery requirements for Proxy Statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials (i.e. the Proxy Statement and annual report) addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing the same address unless contrary instructions have been received from the impacted stockholders. Once a stockholder has received notice from its broker that they will be “householding” communications to such stockholder’s address, “householding” will continue until such stockholder revokes consent to “householding” or is notified otherwise. If, at any time, a stockholder no longer wishes to participate in “householding” and would prefer to receive a separate set of our proxy materials, such stockholder should so notify us by directing written requests to: Ready Capital Corporation, 1140 Avenue of the Americas, 7th Floor, New York, New York 10036, Attn: Andrew Ahlborn. In addition, if so requested, we will also undertake to promptly deliver a separate set of proxy materials to any stockholder for whom such proxy materials were subject to “householding.”  Stockholders who currently receive multiple copies of our proxy materials at their address and would like to request “householding” of their communications should contact us as specified above or their respective brokers.

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MISCELLANEOUS

We are bearing all costs associated with the solicitation of proxies in connection with the Annual Meeting.  This solicitation is being made primarily through the Internet and by mail, but may also be made by our directors, executive officers and employees by telephone, telegraph, facsimile transmission, electronic transmission, Internet, mail or personal interview.  No additional compensation will be given to our directors, executive officers or employees for this solicitation.  We will request brokers and nominees who hold shares of Common Stock in their names to furnish proxy materials to beneficial owners of such shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

A COPY OF OUR ANNUAL REPORT ON FORM 10‑K (FILED WITH THE SEC AND THE NYSE), WHICH CONTAINS ADDITIONAL INFORMATION ABOUT US, IS AVAILABLE FREE OF CHARGE TO ANY STOCKHOLDER.  REQUESTS SHOULD BE DIRECTED TO OUR SECRETARY AT READY CAPITAL CORPORATION, 1140 AVENUE OF THE AMERICAS, 7TH FLOOR, NEW YORK, NEW YORK 10036.

By Order of our Board of Directors

/s/ Andrew Ahlborn
Andrew Ahlborn
Secretary

New York, New York

April 30,  2019

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ANNUAL MEETING OF STOCKHOLDERS OF

READY CAPITAL CORPORATION

July 10, 2019

GO GREEN

20733040000000000000 8 071019

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3 AND "1 YEAR" FOR PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Thomas E. Capasse
- ○ Jack J. Ross
- ○ Frank P. Filipps
- ○ David L. Holman
- ○ Gilbert E. Nathan
- ○ J. Mitchell Reese
- ○ Todd M. Sinai

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee for which you wish to withhold authority, as shown here: ●

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
4. Approval, on an advisory basis, of the frequency of the future stockholder advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

ANNUAL MEETING OF STOCKHOLDERS OF READY CAPITAL CORPORATION June 21, 2018 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, Annual Report and proxy card are available at http://www.astproxyportal.com/ast/21099/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20630000000000000000 6 062117 Company’s independent registered public accounting firm for O J. Mitchell Reese FOR ALL NOMINEES (See instructions below) changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy and date. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. The election of seven directors, to serve until the 2019 annual meeting of stockholders and until their respective su

ANNUAL MEETING OF STOCKHOLDERS OF

READY CAPITAL CORPORATION

July 10, 2019

PROXY VOTING INSTRUCTIONS

COMPANY NUMBER	
ACCOUNT NUMBER	

20733040000000000000 8 071019

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3 AND "1 YEAR" FOR PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NOMINEES:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

- ○ Thomas E. Capasse
- ○ Jack J. Ross
- ○ Frank P. Filipps
- ○ David L. Holman
- ○ Gilbert E. Nathan
- ○ J. Mitchell Reese
- ○ Todd M. Sinai

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee for which you wish to withhold authority, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
4. Approval, on an advisory basis, of the frequency of the future stockholder advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

Signature of Shareholder ______ Date: ______ Signature of Stockholder ______ Date: ______

ANNUAL MEETING OF STOCKHOLDERS OF READY CAPITAL June 21, 2018 CORPORATION INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20630000000000000000 6 062117 Company’s independent registered public accounting firm for O J. Mitchell Reese FOR ALL NOMINEES (See instructions below) changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy and date. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN VOTING INSTRUCTIONS

- 0 READY CAPITAL CORPORATION Proxy for Annual Meeting of Stockholders on June 21, 2018 Solicited on Behalf of the Board of Directors The undersigned stockholder of Sutherland Asset Management Corporation, a Maryland corporation (the ‘‘Company’’), hereby appoints Thomas E. Capasse and Frederick C. Herbst, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Company to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, on June 21, 2017, at 10:00 a.m., eastern daylight time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned here-by acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse of this Proxy. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast ‘‘FOR’’ each of the nominees for director listed on the reverse of this Proxy and ‘‘FOR’’ Proposal 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holders on any other matter that may properly come before the meeting or any adjournment or postponement thereof. (Continued and to be signed on the reverse side.) 14475 1.1